Exhibit 10.18

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE THE INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

OPTION AGREEMENT
ROTHAMSTED RESEARCH INSTITUTE
THIS OPTION AGREEMENT (“AGREEMENT”) is made and entered into on the day that the second PARTY signs it below (“EFFECTIVE DATE”) by ROTHAMSTED RESEARCH LIMITED a company limited by guarantee incorporated and registered in England and Wales with company number 2393175 and a not for profit charity with charity number 802038, whose registered office is at West Common, Harpenden, Hertfordshire AL5 2JQ, United Kingdom (“ROTHAMSTED”) and YIELD10 BIOSCIENCE INC., a corporation organized under the laws of the State of Delaware having offices at 19 Presidential Way, Woburn, MA 01801 (hereafter “COMPANY”). ROTHAMSTED and COMPANY may sometimes be referred to herein as a “PARTY” or “PARTIES” as the case may be.
WHEREAS, ROTHAMSTED has an ownership interest in the OPTION PATENT RIGHTS and OPTION KNOW-HOW (collectively, the “TECHNOLOGY”); and
WHEREAS, COMPANY is desirous of obtaining an exclusive OPTION to research and develop the TECHNOLOGY to determine COMPANY’S interest in entering into good faith negotiations for (inter alia) an exclusive royalty-bearing license under the OPTION PATENT RIGHTS to research, develop and commercialize LICENSED PRODUCTS in the OPTION TERRITORY; and
WHEREAS, ROTHAMSTED is desirous of granting such an option to COMPANY in accordance with the terms of this AGREEMENT.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises contained herein and the payments specified hereunder, the PARTIES hereto agree as follows:
Article I. DEFINITIONS
Section 1.01“AFFILIATE” means (a) any business entity more than fifty percent (50%) owned by LICENSEE, (b) any business entity which owns more than fifty percent (50%) of LICENSEE, or (c) any business entity that is more than fifty percent (50%) owned by a (i) business entity that owns more than fifty percent (50%) of LICENSEE or (ii) business entity of which LICENSEE owns more than fifty percent (50%).
Section 1.02“CONTROLS” or “CONTROLLED BY” means, with respect to any KNOW-HOW or PATENT RIGHTS, the possession by a PARTY of the right to transfer or grant a license, sublicense or other rights to such KNOW-HOW or PATENT RIGHTS, as provided herein, without violating the terms of any agreement or arrangement with another party.
Section 1.03“COVERED BY” means, when referring to an IMPROVEMENT or LICENSED PRODUCT: (a) with respect to a patent, that, in the absence of a license granted to a person under a

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claim included in such patent, the practice by such person of a specified activity with respect to such IMPROVEMENT or LICENSED PRODUCT would infringe such claim (without regard to the validity or enforceability of such claim), or (b) with respect to a patent application, that, in the absence of a license granted to a person under a claim included in such patent application, the practice by such person of a specified activity with respect to such IMPROVEMENT or LICENSED PRODUCT would infringe such claim if such patent application were to issue as a patent.
Section 1.04“EXPLOIT” means to make, have made, import, use, sell, offer for sale, research, develop, have developed, commercialize or have commercialized, register, hold or keep (whether for disposal or otherwise), import, export, transport, distribute, promote, market or have sold or otherwise dispose of.
Section 1.05“IMPROVEMENTS” shall mean all additions, improvements, adaptations, modifications or enhancements to any part of the TECHNOLOGY. For clarity, IMPROVEMENTS include, without limitation, “Improvements”, “Non-Severable Improvements” and “Severable Improvements” (as such terms are defined in the COLLABORATION AGREEMENT) including without limitation such Improvements deemed “Arising Intellectual Property” (as defined in the COLLABORATION AGREEMENT).
Section 1.06“KNOW-HOW” means, collectively, any knowledge, information, techniques, technology, trade secrets, inventions, discoveries, methods, know-how, data, results, analytical and quality control data and results, regulatory documents, and other information, compositions of matter, cells, cell lines, assays, plants and other physical, biological, genetic or chemical material (whether patentable or not).
Section 1.07“LICENSED PRODUCT” means a product that (i) is COVERED by a VALID CLAIM of the OPTION PATENT RIGHTS and/or (ii) incorporates or uses the OPTION KNOW-HOW.
Section 1.08“NON-COMMERCIAL RESEARCH PURPOSES” means the use or practice of the OPTION PATENT RIGHTS and/or OPTION KNOW-HOW for research, teaching, educational, or academic purposes in the OPTION FIELD which are undertaken at ROTHAMSTED or at a non-profit, academic, educational, or governmental institution, or with or funded by a commercial entity for such non-commercial purposes. Without limiting the foregoing, subject to Section 2.01 and Section 6.02 NON-COMMERCIAL RESEARCH PURPOSES includes the use or practice of the TECHNOLOGY for research (including sponsored research) that leads, or may lead, to patentable or unpatentable inventions that may be licensed or otherwise transferred, either directly or indirectly, to third parties.
Section 1.09“OPTION KNOW-HOW” means KNOW-HOW owned or CONTROLLED BY ROTHAMSTED as of the Effective Date or developed during the Term relating to omega-3 oil traits including without limitation the production and applications of omega-3 fatty acid oils in plants including without limitation the KNOW-HOW listed in Appendix A. For clarity, OPTION KNOW-HOW includes without limitation “Know-how” arising under and as defined in the COLLABORATION AGREEMENT.

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Section 1.10“OPTION FIELD” means the evaluation and development of the production of plant seed oils containing omega-3 long chain polyunsaturated fatty acids as described in the OPTION PATENT RIGHTS defined herein and any IMPROVEMENTS.
Section 1.11 “OPTION PATENT RIGHTS” means ROTHAMSTED’s rights and interests in and to (a) issued patents and pending patent applications (which, for purposes of this AGREEMENT, include certificates of invention, applications for certificates of invention and priority rights) in any country or region listed in Appendix A including any divisionals, continuations, continuations-in-part, substitutions, patents of addition, reissues, revivals, extensions, re-examinations or renewal applications related to, or claiming priority to, the foregoing (including any supplemental patent certificates) or any confirmation patent or registration patent, and all patents issuing on, and all foreign counterparts of, any of the foregoing, (b) any PATENT RIGHTS COVERING IMPROVEMENTS developed during the TERM of this AGREEMENT and (c) any PATENT RIGHTS encompassed within “Arising Intellectual Property” as defined in the COLLABORATION AGREEMENT.
Section 1.12“OPTION PERIOD” means the period commencing on the EFFECTIVE DATE of this AGREEMENT and ending on the later of (a) two (2) years thereafter, i.e., the second anniversary of the Effective Date, such period extendable by additional periods of up to one year with the prior written agreement of the PARTIES and (b) thirty (30) days after receipt of the FINAL REPORT.
Section 1.13“OPTION TERRITORY” means worldwide.
Section 1.14“PATENT EXPENSES” means all reasonable out-of-pocket expenses, costs, and attorneys’ fees ROTHAMSTED has incurred for the preparation, filing, prosecution and maintenance of the OPTION PATENT RIGHTS, including but not limited to interferences, derivation proceedings, re-examinations, reissues, oppositions, supplemental examinations, inter partes reviews, and post grant reviews.
Section 1.15“PATENT RIGHTS” means rights and interests in and to issued patents and pending patent applications (which, for purposes of this AGREEMENT, include certificates of invention, applications for certificates of invention and priority rights) in any country or region, including any divisionals, continuations, continuations-in-part, substitutions, patents of addition, reissues, revivals, extensions, re-examinations or renewal applications related to, or claiming priority to, the foregoing (including any supplemental patent certificates) or any confirmation patent or registration patent, and all patents issuing on, and all foreign counterparts of, any of the foregoing.
Section 1.16“TAX” means value added tax (VAT) in the UK or any equivalent tax chargeable whether in the UK or elsewhere.
Section 1.17“VALID CLAIM” means, with respect to any country or jurisdiction a claim of an issued and unexpired patent (as may be extended through supplementary protection certificate or patent term extension or the like) that has not been cancelled, revoked, held invalid or unenforceable by a decision of a patent office or other government authority of competent jurisdiction from which no appeal can be taken (or from which no appeal was taken within the allowable time period) and which claim has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise.

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Article II. OPTION GRANT, TECH TRANSFER
Section 2.01 Option Grant. During the OPTION PERIOD, ROTHAMSTED hereby grants to COMPANY and COMPANY accepts, subject to the terms and conditions hereof, an (a) exclusive license to internally evaluate the TECHNOLOGY solely for purposes of determining its interest in licensing the TECHNOLOGY and (b) exclusive option to negotiate a license in the OPTION PATENT RIGHTS and/or the OPTION KNOW-HOW in each case to research, develop, commercialize and otherwise EXPLOIT LICENSED PRODUCTS in the OPTION TERRITORY as set forth in Section 2.02 below (“OPTION”). The OPTION PERIOD may be extended if mutually agreed to in writing by ROTHAMSTED and COMPANY. During the OPTION PERIOD, and any extensions thereof, COMPANY shall have the right to use and shall use good faith efforts to evaluate the technical, economic, and commercial aspects of the TECHNOLOGY in accordance with (and at the locations set out in) the evaluation plan set out in Appendix C, but shall not have the right to use TECHNOLOGY for the sale, supply or commercialization of any products or services. During the OPTION PERIOD, ROTHAMSTED will not grant (without the prior written consent of COMPANY) to any other third party any license or other rights under the TECHNOLOGY including without limitation for the sale or commercialization of products or services in the OPTION FIELD in the OPTION TERRITORY. COMPANY shall provide reports of progress and share data on the evaluation contemplated by this Section 2.01 in such detail as demonstrates said good faith efforts being applied by COMPANY [***].
Section 2.02 Exercise of Option. At any time during the OPTION PERIOD, and any extensions thereof, COMPANY may exercise its OPTION to begin good faith negotiations for a license agreement providing (a) a milestone and royalty-bearing, exclusive or nonexclusive license to OPTION PATENT RIGHTS and/or (b) a royalty bearing exclusive or nonexclusive license to the OPTION KNOW-HOW to research, develop, commercialize and otherwise EXPLOIT LICENSED PRODUCTS in OPTION TERRITORY (“LICENSE AGREEMENT”) by giving ROTHAMSTED written notice of the same. In the event that COMPANY does not timely exercise its OPTION, or if the PARTIES fail to execute a LICENSE AGREEMENT within the NEGOTIATION PERIOD, or if COMPANY fails to apply good faith efforts in accordance with Section 2.01 then the OPTION shall lapse, COMPANY shall forfeit its rights hereunder and ROTHAMSTED shall be free to negotiate with and to enter into exclusive or non-exclusive license agreements with third parties for the OPTION PATENT RIGHTS and/or OPTION KNOW-HOW.
Section 2.03 Separate Agreement. Should COMPANY elect to exercise its OPTION to negotiate a license to TECHNOLOGY, all terms and conditions, license fees, and royalty rates of such license shall be negotiated as a separate agreement within the framework headline terms and conditions set forth in this AGREEMENT including Appendix B. The LICENSE AGREEMENT if executed, will include other standard and customary terms normally contained in similar license agreements granted by ROTHAMSTED. The PARTIES shall negotiate the LICENSE AGREEMENT in good faith. Such LICENSE AGREEMENT shall be finalized [***] following COMPANY’s exercise of the option (“NEGOTIATION PERIOD”), and if not so finalized solely as a result of COMPANY’S actions or failures to act then the OPTION shall lapse as specified in Section 2.02.
Section 2.04 Reserved Rights. At all times during the OPTION PERIOD, NEGOTIATION PERIOD, and any extensions thereof, ROTHAMSTED reserves the right to make, use or otherwise practice the OPTION PATENT RIGHTS and OPTION KNOW-HOW for NON-COMMERCIAL RESEARCH PURPOSES. ROTHAMSTED also reserves the right to transfer tangible research

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materials and intangible materials incorporating the TECHNOLOGY to other non-profit, academic, educational, or governmental institutions for such NON-COMMERCIAL RESEARCH PURPOSES during the OPTION PERIOD, NEGOTIATION PERIOD, and any extensions thereof.
Section 2.05 COMPANY Research. COMPANY shall from time to time during the OPTION PERIOD make available to ROTHAMSTED details of its research into camelina yield traits (“CAMELINA RESEARCH”), and COMPANY grants to ROTHAMSTED the right to use and practice such research solely for research, teaching, educational, or academic purposes which are undertaken at ROTHAMSTED or at a non-profit, academic, educational, or governmental institution, or with or funded by a commercial entity for such non-commercial purposes. The PARTIES agree that CAMELINA RESEARCH shall be COMPANY CONFIDENTIAL INFORMATION.
Section 2.06 Technology Transfer. At COMPANY’s request ROTHAMSTED will provide COMPANY with access to any OPTION KNOW-HOW that ROTHAMSTED owns or CONTROLS that is necessary or useful for the production or commercialization of omega-3 fatty acid oils in Camelina including without limitation the KNOW-HOW identified in Appendix A. Where any materials are to be transferred between the Parties, the Parties acting reasonably and in good faith will negotiate and enter into a material transfer agreement consistent with this Agreement prior to any such transfer taking place.
Article III. PAYMENT AND FEES
Section 3.01 Option Fee and Research Funding. In consideration of the grant of the OPTION in accordance with Section 2.01, during the OPTION PERIOD COMPANY shall provide total non-refundable, non-creditable funding of [***] to be paid [***] installments as set forth in the table below to be used solely to support the research activities set forth in the separate sponsored research agreement by and between the PARTIES on or around the same date as this AGREEMENT (“COLLABORATION AGREEMENT”) materially in the form attached hereto as Appendix E.

Payment	Payment Due Date
[***]	[***]
[***]	[***]
[***]	[***]

Section 3.02 Patent Expenses. [***]
Section 3.03 How Payments are Made. All payments to ROTHAMSTED pursuant to this AGREEMENT shall be paid in US Dollars within [***] of receipt of an invoice therefor. Such payments shall be without deduction of exchange, collection or other charges. Such payments shall be made payable to ROTHAMSTED. Invoices shall be submitted by UK mail to COMPANY at:
Yield10 Bioscience
19 Presidential Way
Woburn, MA 01801
USA
[***]

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Or by e-mail to:
[***]
[***]
Payment shall be sent to the following bank account opened in the name of ROTHAMSTED at [***]:

Name of Account Holder	Account number	Sort code	Currency	IBAN	SWIFT
[***]	[***]	[***]	[***]	[***]	[***]
Section 3.04 Taxes. All amounts due under this AGREEMENT from COMPANY (a) shall be paid in full without any set-off, counterclaim, deduction or withholding (other than any deduction or withholding of tax as required by law) and (b) exclude amounts in respect of Tax, which COMPANY shall additionally be liable to pay to ROTHAMSTED at the prevailing rate (if applicable), subject to receipt of a valid Tax invoice.
Section 3.05 Late Payment. If COMPANY fails to make any payment due to ROTHAMSTED under this AGREEMENT by the due date for payment, then, without limiting ROTHAMSTED’s right to terminate under Section 5.02: (a) COMPANY shall pay interest on the overdue sum from the due date until payment of the overdue sum, whether before or after judgment at a rate of [***]; and (b) ROTHAMSTED may suspend all research and development activities until payment has been made in full.
Article IV. DOMESTIC AND FOREIGN PATENT FILING AND MAINTENANCE
Section 4.01 Ownership. ROTHAMSTED shall have full, complete and sole ownership of any pending applications and issued patents included in the OPTION PATENT RIGHTS and subject to Section 4.02 ROTHAMSTED shall be responsible for their preparation, filing, prosecution (including any interferences, reissue proceedings, inter partes reviews and reexaminations) and maintenance (collectively, “PROSECUTION”). All KNOW-HOW and IMPROVEMENTS and any intellectual property rights therein related to the TECHNOLOGY generated during the OPTION PERIOD: (a) by ROTHAMSTED shall be owned ROTHAMSTED; (b) by COMPANY shall be owned by COMPANY but shall be the subject of an automatic irrevocable, payment-free license from COMPANY to ROTHAMSTED for NON-COMMERCIAL RESEARCH PURPOSES within the OPTION FIELD; and (c) jointly by COMPANY and ROTHAMSTED shall be jointly owned by the PARTIES.
Section 4.02 Control. As of the Effective Date, ROTHAMSTED has primary responsibility at the expense of COMPANY for the PROSECUTION of all OPTION PATENT RIGHTS, using patent counsel reasonably acceptable to COMPANY. ROTHAMSTED shall consult with COMPANY as to the PROSECUTION of all OPTION PATENT RIGHTS reasonably prior to any deadline or action with the United States Patent & Trademark Office or any foreign patent office and shall furnish COMPANY with copies of relevant documents reasonably in advance of consultation. COMPANY shall use its reasonable endeavours to revert to ROTHAMSTED at least [***] prior to any applicable, procedural, regulatory or statutory deadline, it being agreed that ROTHAMSTED may proceed at its discretion if COMPANY has not actively participated in the consultation by such time. ROTHAMSTED will instruct its counsel to communicate directly with patent counsel for

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COMPANY, and to fully consider any suggestions or revisions that would tend to support or expand the scope of claims sought, provided counsel was qualified to practice in the relevant jurisdiction (it being understood that the USA shall be considered a single jurisdiction for the purposes of this section). However, any actions or revisions that would tend to narrow the scope of claims sought would be subject to approval by ROTHAMSTED. If ROTHAMSTED wishes to abandon any patent or patent application within the OPTION PATENT RIGHTS, ROTHAMSTED shall provide COMPANY with reasonable prior notice of the intended abandonment, and assign such right to COMPANY, which may elect, at its expense, to PROSECUTE the relevant OPTION PATENT RIGHTS with no further license or royalty obligations to ROTHAMSTED with respect to such OPTION PATENT RIGHTS. COMPANY shall cooperate with ROTHAMSTED in such PROSECUTION. COMPANY agrees to hold any information provided to it under this Section 4.02 confidential in accordance with Section 6.05 and to use the information provided by ROTHAMSTED only for the purpose of advancing the OPTION PATENT RIGHTS and shall return all such information to ROTHAMSTED if the PARTIES do not complete the LICENSE AGREEMENT.
Section 4.03 Patent Expenses. For PATENT EXPENSES incurred after the EFFECTIVE DATE during the OPTION PERIOD or during the NEGOTIATION PERIOD (if any) set forth in Section 2.03 [***].
Article V. TERM and TERMINATION
Section 5.01 Term. Unless earlier terminated as permitted by this AGREEMENT, the term of this AGREEMENT (the “TERM”) will commence upon the Effective Date and continue in full force and effect until (a) in the event COMPANY does not exercise its OPTION during the OPTION PERIOD, the expiration of the OPTION PERIOD and (b) in the event COMPANY does exercise its OPTION during the OPTION PERIOD, the earlier of (i) the execution of the LICENSE AGREEMENT and (ii) the expiration of the NEGOTIATION PERIOD. For clarity, termination of this AGREEMENT shall cause the COLLABORATION AGREEMENT to terminate automatically
Section 5.02 Insolvency. This AGREEMENT may be terminated at any time prior to the expiration of the OPTION PERIOD by either PARTY upon the other PARTY’s filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other PARTY; provided, that, in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the PARTY consents to the involuntary bankruptcy or such proceeding is not dismissed within [***] after the filing thereto.
Section 5.03 Termination for Cause. Either PARTY may terminate this AGREEMENT by giving the other PARTY written notice if the other PARTY is in material breach of any provision hereof (including default on any payment due to ROTHAMSTED hereunder); provided, however, that if the other PARTY cures said default or breach within [***] after said notice shall have been given, this AGREEMENT shall continue in full force and effect.
Section 5.04 Termination without Cause. COMPANY may terminate this AGREEMENT at any time by providing ROTHAMSTED [***] advance written notice of termination. In the event COMPANY terminates this AGREEMENT without cause COMPANY will continue to reimburse ROTHAMSTED for any PATENT EXPENSES in Section 4.03 prior to the date of termination and for the [***] following the date of termination.

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Section 5.05 Termination for Patent Challenge. If COMPANY asserts the invalidity or unenforceability of any claim included in the OPTION PATENT RIGHTS, including by way of litigation or administrative proceedings, either directly or through any other party, then ROTHAMSTED shall have the right, but not the obligation, to terminate this AGREEMENT in accordance with Section 5.02. For clarity, COMPANY shall not be in breach of this Section 5.04 if it provides information or documents to a third party as required under a court order, judicial, administrative or similar process that are used by such third party in a patent challenge.
Article VI. GENERAL
Section 6.01 ROTHAMSTED Representations. ROTHAMSTED represents that the right, title and interest in the TECHNOLOGY developed by its employees during the course of their employment vests in ROTHAMSTED and that it has power to grant the OPTION and licenses set forth in this AGREEMENT.
Section 6.02 Third Party Agreements. Each PARTY covenants it shall not, and shall cause its AFFILIATES not to, during the TERM enter into, any oral or written agreement or arrangement that would be intentionally and materially inconsistent with its obligations under this AGREEMENT.
Section 6.03 Publicity. Each PARTY agrees not to (a) identify the other PARTY in any promotional advertising or other promotional materials to be disseminated to the public or any portion thereof, (b) use the name of any of the other PARTY’s faculty member, employees, agents, officers, directors, or students or (c) use any trademark, service mark, trade name, or symbol of the other PARTY or that is associated with either of them, without the other PARTY’S prior written consent.
Section 6.04 Indemnity by COMPANY. COMPANY shall at all times during the Term of this AGREEMENT and thereafter, indemnify, defend and hold ROTHAMSTED, its current or former Trustees, officers, employees and affiliates, harmless from any third party claim, proceeding, suit, demand, expense, loss, penalty, judgment, or liability of any kind whatsoever, including but not limited to any product liability claims, such as those involving the death of or injury to any person or persons or damage to property, including costs, expenses and reasonable attorneys’ fees, resulting from, related to, arising out of, or in connection with (a) COMPANY’s evaluation, production, use, EXPLOITATION or consumption of the TECHNOLOGY; (b) a breach of any obligation, representation, or warranty by COMPANY hereunder; (c) any violation of applicable law by COMPANY; or (d) the exercise of COMPANY’s rights under this AGREEMENT.
Section 6.05 Confidentiality. The confidentiality provisions described herein in Appendix D shall (a) govern any disclosure of Confidential Information (as defined in Appendix D) made under this AGREEMENT and (b) replace any prior confidentiality agreements between the PARTIES relating to the TECHNOLOGY including without limitation the Non-Disclosure Agreement dated 4 April 2019 (“PRIOR AGREEMENTS”) which are hereby terminated as of the Effective Date. For clarity, any information disclosed and defined as confidential information under the PRIOR AGREEMENTS shall be considered CONFIDENTIAL INFORMATION as defined in this AGREEMENT.
Section 6.06 Disclaimer of Warranties. THE TECHNOLOGY AND CAMELINA RESEARCH ARE DELIVERED “AS IS” IN EVERY RESPECT. NEITHER PARTY NOR ITS CURRENT OR FORMER CURATORS, OFFICERS, EMPLOYEES, AND AFFILIATES MAKE ANY REPRESENTATIONS OR EXTEND ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES

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OF COMMERCIAL UTILITY, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, THE SCOPE, VALIDITY OR ENFORCEABILITY OF ANY PATENT RIGHTS, WHETHER ISSUED OR PENDING, OR THAT THE MANUFACTURE, USE, IMPORTATION OR SALE OF THE TECHNOLOGY OR THAT THE PRACTICE OF THE PATENT RIGHTS, KNOW-HOW OR CAMELINA RESEARCH WILL NOT INFRINGE OR MISAPPROPRIATE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OF ANY THIRD PARTY.
Section 6.07 Damages Exclusion / Limitation of Remedies. IN NO EVENT SHALL EITHER PARTY OR ITS CURRENT OR FORMER CURATORS, OFFICERS, EMPLOYEES, AND AFFILIATES BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL, OR SPECIAL LOSS, EXEMPLARY, OR PUNITIVE DAMAGES OF ANY KIND, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR IN TORT, INCLUDING NEGLIGENCE OR OTHERWISE, AND INCLUDING ECONOMIC DAMAGE OR INJURY TO PROPERTY AND LOST PROFITS, ATTORNEYS’ AND EXPERTS’ FEES, REGARDLESS OF WHETHER IT MAY BE ADVISED, MAY HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY. COMPANY AGREES THAT ROTHAMSTED’S TOTAL LIABILITY FOR ANY DAMAGES OR CLAIMS ARISING OUT OF OR RELATED TO THIS AGREEMENT SHALL NOT EXCEED THE AMOUNT OF THE OPTION FEE PAID BY COMPANY TO ROTHAMSTED.
Section 6.08 Consulting. In the event COMPANY wishes to engage the inventors as consultants, such an arrangement shall be separate and apart from this AGREEMENT but shall be in keeping with ROTHAMSTED’S policy on consulting and ownership of intellectual property developed by ROTHAMSTED employees.
Section 6.09 Assignment. This AGREEMENT is binding upon and shall enure to the benefit of ROTHAMSTED, its successors and assigns. However, this AGREEMENT shall be personal to COMPANY, and it is not assignable by COMPANY to any other person or entity without the prior written consent of ROTHAMSTED, such consent to be in ROTHAMSTED’s sole discretion, but not to be unreasonably withheld, conditioned or delayed. Any purported sale, transfer or assignment without ROTHAMSTED’s prior written consent shall be void ab initio, and this AGREEMENT shall immediately terminate. For purposes of this Section 6.09, “transfer” shall include any transfer by operation of law or otherwise. Notwithstanding the foregoing, COMPANY may assign this AGREEMENT without ROTHAMSTED’S consent (a) to an AFFILIATE of the COMPANY, or (b) pursuant to an acquisition or sale of all or substantially all its business to which the TECHNOLOGY relates.
Section 6.10 Notices. All notices under this AGREEMENT shall be deemed to have been fully given when done in writing and deposited in the United Kingdom or United States mail (whichever is relevant), registered or certified, and addressed as follows:
If to ROTHAMSTED: ROTHAMSTED RESEARCH LIMITED
West Common
Harpenden
Hertfordshire AL5 2JQ
United Kingdom

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[***]
If to COMPANY: Yield10
19 Presidential Way
Woburn, MA 01801
USA
[***]
or such other address as either PARTY may request in writing.
Section 6.11 No Waiver. None of the terms, covenants, and conditions of this AGREEMENT can be waived except by the written consent of the PARTY waiving compliance. A failure by one of the PARTIES to this AGREEMENT to assert its rights for or upon any breach or default of this AGREEMENT shall not be deemed a waiver of such rights nor shall any such waiver be implied from acceptance of any payment. No such failure or waiver in writing by any one of the PARTIES hereto with respect to any rights, shall extend to or affect any subsequent breach or impair any right consequent thereon. The failure on the part of either PARTY to exercise or enforce any right conferred upon it hereunder shall not be deemed to be a waiver of any such right nor operate to bar the exercise or enforcement thereof at any time or times thereafter.
Section 6.12 Amendments. This AGREEMENT cannot be amended except in writing by mutual agreement of the PARTIES.
Section 6.13 Choice of Law and Venue. This AGREEMENT shall be construed, interpreted, and applied in accordance with the laws of England and Wales. The PARTIES agree that any action arising under this AGREEMENT shall be brought in the courts of London, England, and agree not to challenge personal jurisdiction in that forum.
Section 6.14 Severability. If any sentence, paragraph, clause or combination of the same is found by a court of competent jurisdiction to be in violation of any applicable law or regulation, or is unenforceable or void for any reason whatsoever, such sentence, paragraph, clause or combinations of the same shall be severed from the AGREEMENT and the remainder of the AGREEMENT shall remain binding upon the PARTIES.
Section 6.15 Counterparts. This AGREEMENT may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.
Section 6.16 Survival. Termination of this AGREEMENT for any reason shall not release either PARTY from any obligation theretofore accrued. All provisions of this AGREEMENT that would reasonably be expected to survive the termination or expiration of this AGREEMENT shall do so, including Article III (Payment and Fees), Section 4.01 (Ownership), Article V (Termination), and Article VI (General) survive the termination of this AGREEMENT.
Section 6.17 Entire Agreement. This AGREEMENT and the COLLABORATION AGREEMENT constitute the entire and only agreement between the PARTIES for TECHNOLOGY and all other prior negotiations, representations, agreements, and understandings including without limitation the PRIOR AGREEMENTS are superseded hereby. No agreements altering or supplementing the terms hereof may be made except by a written document signed by both PARTIES.

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Section 6.18 Precedence. In the event of any conflict between the terms and provisions of this AGREEMENT and the terms and provisions of the COLLABORATION AGREEMENT the terms and provisions of this AGREEMENT will prevail.
IN WITNESS WHEREOF, the PARTIES hereto have executed this AGREEMENT in duplicate originals by their duly authorized officers or representatives.

ROTHMSTED RESEARCH LIMITED	YIELD10 BIOSCIENCE, INC.
BY:	BY:

NAME: [***]	NAME: [***]
TITLE: [***]	TITLE: [***]
DATE: [***]	DATE: [***]

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APPENDIX A. ROTHAMSTED TECHNOLOGY
Patent Rights

Case Ref.	Reference	Title	Country	Application No.	Application Date	Priority date	Case Status	Grant No.	Next Renewal Date	Outstanding deadlines

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]					[***]

[***]	[***]	[***]					[***]

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[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]

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Know-How
At COMPANY’s request ROTHAMSTED will provide access to materials including but not limited to [***]. A non-exhaustive list of genetic parts (promoters, genes, terminators) and possible combinations is shown in Sections 12-14, Part A1. Similarly, materials listed in [***] describe examples of additional gene combinations useful in Camelina.
Examples of proprietary know-how include, but not limited to, [***] – examples from the peer-reviewed literature are listed below, as are the key publications on the [***]. A further component of such studies is the know-how associated with preparation, submission and revision of dossiers associated with the scientific and ethical approvals required.

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APPENDIX B
Upon exercise of the OPTION by COMPANY in Section 2.02 of this AGREEMENT, COMPANY and ROTHAMSTED will negotiate in good faith to agree and execute a definitive licensing agreement for the TECHNOLOGY as set forth in Section 2.03 of this AGREEMENT. The intent of this Appendix B is to describe certain items of the proposed agreement between the PARTIES. The PARTIES recognize that the verbiage on the items listed below must be negotiated and is contingent upon legal review and approval. This APPENDIX B does not contain all matters upon which agreement must be reached and is not intended to be a binding or enforceable agreement. A binding and enforceable agreement will not occur unless and until all necessary management/corporate approvals have been obtained and the PARTIES have negotiated, duly authorized, approved, executed and delivered the appropriate definitive agreements and all conditions therein have been satisfied or waived.
License Execution fee:
[***]
Sales/Earned/Running Royalties
[***]
Sub-Licensing Royalty:
A sublicensing royalty of [***] of all sublicensing revenue received by COMPANY.
Royalty Stacking and Combination Products language:
Anti-stacking Deduction. In the event that COMPANY is legally required to make running royalty payments to one or more third parties for license(s) of third party intellectual property rights necessary or useful to making, using, offering for sale, selling or importing a given LICENSED PRODUCT, COMPANY may deduct up to [***] of such third-party royalties from any running royalty payments that are due to ROTHAMSTED under Section 4.3 on Yield10 Net Sales of such Licensed Product in the same Royalty Period. However, in no event will royalties to ROTHAMSTED be reduced to less than [***] of the applicable amounts set forth under Section entitled “Sales/Earned/Running Royalties” above. Upon request by ROTHAMSTED, COMPANY shall provide ROTHAMSTED with such records, information or access to personnel as are necessary to account for such third party royalties triggering the anti-stacking deduction, subject always to COMPANY remaining compliant with all applicable laws and obligations towards third parties.
Royalty Adjustment for Combination Product. Royalties payable under the section entitled “Sales/Earned/Running Royalties” above on COMPANY net sales of Combination Products will be reduced as follows. The royalty shall [***] However, in no event will royalties to ROTHAMSTED be reduced to less than [***] of the applicable amounts set forth set forth under the section entitled “Sales/Earned/Running Royalties” above for Combination Product Net Sales for any reason. Such adjustment cannot be made together with an anti-stacking deduction under the Section entitled “Anti-stacking Deduction” above. If the adjustment factor above cannot be

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calculated for any reason the PARTIES will negotiate in good faith an alternative mechanism for an equitable adjustment of the running royalties payable on COMPANY net sales of the Combination Products. This provision does not apply to the royalty on Sublicensee net sales. As used herein, “COMBINATION PRODUCT” means a LICENSED PRODUCT sold in combination with another product that is not a LICENSED PRODUCT.

Minimum Annual Royalties: Year	Minimum Annual Royalty Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

In any given year, royalties paid to the ROTHAMSTED as Sales Royalties or Sublicensing Royalties will be fully deductible against minimum annual royalties paid in the same year, but there shall be no carry forward.
Milestone Payments: A one-time milestone payment of [***] for the first regulatory filing for commercial production of a LICENSED PRODUCT in any country. A one-time milestone payment of [***] on obtaining the first regulatory approval for a LICENSED PRODUCT in any country for the commercial production of a LICENSED PRODUCT. A milestone payment of [***] on achieving cumulative net sales of LICENSED PRODUCTS of [***]. For clarity, each milestone will be paid only paid once.
Patent Expenses. After the EFFECTIVE DATE, LICENSEE shall reimburse ROTHAMSTED for all PATENT EXPENSES.
The LICENSE AGREEMENT will contain additional customary terms and conditions agreed to by the PARTIES, including representations and warranties (for ROTHAMSTED limited as to ownership of the OPTION PATENT RIGHTS AND OPTION KNOW-HOW), indemnification provisions and dispute resolution provisions.

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APPENDIX C
Evaluation Plan
The following is an outline of the steps Yield10 will take, recognizing some of the challenges and competitive landscape, in developing a strategic plan to commercialize the technology in the shortest timeframe.
[***]
Yield10 will provide quarterly updates to Rothamsted on progress on each of these targets.

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APPENDIX D - CONFIDENTIALITY PROVISIONS
1. DEFINITIONS AND INTERPRETATION
1.1 The following definitions and rules of interpretation apply in this Appendix D:
Business Day: a day other than a Saturday, Sunday or public holiday in England when banks in London are open for business.
Confidential Information: has the meaning given in Clause 2.
Discloser: a PARTY to this AGREEMENT when it discloses its Confidential Information, directly or indirectly, to the other PARTY.
Holding company: has the meaning given in Clause 1.2(e).
Purpose: exercise of a PARTY’S rights and obligations under this AGREEMENT.
Recipient: a PARTY to this AGREEMENT when it receives Confidential Information, directly or indirectly, from the other PARTY.
Representative(s): in relation to each PARTY and any AFFILIATE or member of its AFFILIATE:
a) its officers and employees that need to know the Confidential Information for the Purpose;
b) its professional advisers or consultants who are engaged to advise that PARTY and/or any member of its AFFILIATE about the Purpose;
c) its contractors and sub-contractors engaged by that PARTY and/or any member of its AFFILIATE about the Purpose; and
d) any other person to whom the other PARTY agrees in writing that Confidential Information may be disclosed about the Purpose.
Subsidiary: has the meaning given in Clause 1.2(e).
1.2 Interpretation:
a)     A reference to a statute or statutory provision is a reference to it as amended or re-enacted. A reference to a statute or statutory provision includes any subordinate legislation made under that statute or statutory provision, as amended or re-enacted.
b)     Any words following the terms including, include for example or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms.
c)     A reference to writing or written includes email.
d)     A reference to a company shall include any company, corporation or other body corporate, wherever and however incorporated or established.

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e)     A reference to a holding company or a subsidiary means a holding company or a subsidiary as defined in section 1159 of the Companies Act 2006 and a company shall be treated, for the purposes only of the membership requirement contained in section 1159(1)(b) and (c), as a member of another company even if its shares in that other company are registered in the name of:
(i) another person (or its nominee) by way of security or about the taking of security; or
(ii) its nominee.
f)     Any obligation on a PARTY not to do something includes an obligation not to allow that thing to be done.
2. CONFIDENTIAL INFORMATION
2.1 “Confidential Information” means all confidential information relating to the Purpose which the Discloser or its Representatives or any of its AFFILIATES, or their Representatives directly or indirectly discloses, or makes available, to the Recipient or its Representatives or any of its AFFILIATES, or their Representative, before, on or after the date of this AGREEMENT. This includes:
a)     the fact that discussions and negotiations are taking place concerning the Purpose and the status of those discussions and negotiations;
b)     the existence and terms of this AGREEMENT;
c)     all confidential or proprietary information relating to:
(i) the business, affairs, customers, clients, suppliers including plans, intentions, or market opportunities of the Discloser or of any of the Discloser’s AFFILIATES; and
(ii) the operations, processes, product information, know-how, agricultural, mathematical scientific and technical information including materials, designs, trade secrets or software of the Discloser, or of any of the Discloser’s AFFILIATES;
d) any information, findings, data or analysis derived from Confidential Information;
e) any other information that is identified as being of a confidential or proprietary nature but excludes any information referred to in Clause 2.2.
2.2 Information is not Confidential Information if:
a) it is, or becomes, generally available to the public other than as a direct or indirect result of the information being disclosed by the Recipient or its Representatives or by any of the Recipient’s AFFILIATES or their Representatives in breach of this AGREEMENT (except that any compilation of otherwise public information in a form not publicly known shall still be treated as Confidential Information);
b) it was available to the Recipient on a non-confidential basis prior to disclosure by the Discloser;

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c) it was, is, or becomes available to the Recipient on a non-confidential basis from a person who, to the Recipient’s knowledge, is not under any confidentiality obligation in respect of that information;
d) it was lawfully in the possession of the Recipient before the information was disclosed by the Discloser; or
e) it is developed by or for the Recipient independently of the information disclosed by the Discloser; or
f) the PARTIES agree in writing that the information is not confidential
3. CONFIDENTIALITY OBLIGATIONS
3.1 In return for the Discloser making Confidential Information available to the Recipient, the Recipient undertakes to the Discloser that it shall:
a) keep the Confidential Information secret and confidential;
b) not use or exploit the Confidential Information in any way except for the Purpose;
c) not directly or indirectly disclose or make available any Confidential Information in whole or in part to any person, except as expressly permitted by, and in accordance with this AGREEMENT; and
d) not copy, reduce to writing or otherwise record the Confidential Information except as strictly necessary for the Purpose. Any such copies, reductions to writing and records shall be the property of the Discloser.
3.2 The Recipient shall establish and maintain adequate security measures (including any reasonable security measures proposed by the Discloser from time to time) to safeguard the Confidential Information from unauthorised access or use.
4. PERMITTED DISCLOSURE
4.1 Disclosure to Representatives
a) The Recipient may disclose the Confidential Information to its Representatives, any of its AFFILIATES, or their Representatives on the basis that it:
(i) informs those Representatives, AFFILIATES or their Representatives of the confidential nature of the Confidential Information before it is disclosed; and
(ii) procures that those Representatives, AFFILIATES or their Representatives comply with the confidentiality obligations in Clause 3.1 as if they were the Recipient.
b) The Recipient shall be liable for the actions or omissions of the Representatives, any of its AFFILIATES or their Representatives in relation to the Confidential Information as if they were the actions or omissions of the Recipient.
4.2 The Recipient may, if it has reasonable grounds to believe that the Discloser is involved in activity that may constitute a criminal offence under the Bribery Act 2010, disclose the Discloser’s

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Confidential Information to the Serious Fraud Office without first notifying the Discloser of such disclosure.
4.3 The PARTIES acknowledge that Rothamsted is a public authority for the purposes of either the Freedom of Information Act 2000 or the Freedom of Information (Scotland) Act 2002 (the “FOI Legislation”). If a PARTY receives a request under the FOI Legislation to disclose any of the other PARTY’s Confidential Information, it will notify and consult with the other PARTY. The other PARTY will respond within [***] of receiving such notice if the notice requests assistance in determining whether an exemption applies to the disclosure of the Confidential Information requested under the FOI Legislation
5. MANDATORY DISCLOSURE
5.1 Subject to the provisions of this Clause 5, a PARTY may disclose Confidential Information to the minimum extent required by:
a) an order of any court of competent jurisdiction or any regulatory, judicial, governmental or similar body or any taxation authority of competent jurisdiction;
b) the rules of any listing authority or stock exchange on which its shares or those of any of its AFFILIATES are listed or traded; or
c) the laws or regulations of any country to which its affairs or those of any of its AFFILIATES are subject.
5.2 Before a PARTY discloses any Confidential Information pursuant to Clause 5.1 it shall, to the extent permitted by law, use all reasonable endeavours to give the other PARTY as much notice of this disclosure as possible. Where notice of such disclosure is not prohibited and is given in accordance with Clause 5.2, that PARTY shall consider the reasonable requests of the other PARTY in relation to the content of this disclosure.
5.3 If a PARTY is unable to inform the other PARTY before Confidential Information is disclosed pursuant to Clause 5.1 it shall, to the extent permitted by law, inform the other PARTY of the full circumstances of the disclosure and the information that has been disclosed as soon as reasonably practicable after such disclosure has been made.
6. RETURN OR DESTRUCTION OF CONFIDENTIAL INFORMATION
6.1 Upon the expiration or termination of this AGREEMENT, if so requested by the Discloser at any time by notice in writing to the Recipient, the Recipient shall:
a) destroy or return to the Discloser all documents and materials (and any copies) containing, reflecting, incorporating or based on the Discloser’s Confidential Information;
b) erase all the Discloser’s Confidential Information from its computer and communications systems and devices used by it, or which is stored in electronic form; and
c) to the extent technically and legally practicable, erase all the Discloser’s Confidential Information which is stored in electronic form on systems and data storage services provided by third parties so that such computer archive copies are incapable of being accessed by any employee

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of the recipient or by any third party without permission provided by the recipients’ IT systems administrator; and
d) certify in writing to the Discloser that it has complied with the requirements of this Clause 6.1.
6.2 Nothing in Clause 6.1 shall require the Recipient to return or destroy any documents and materials containing or based on the Discloser’s Confidential Information that the Recipient is required to retain by applicable law, or to satisfy the requirements of a regulatory authority or body of competent jurisdiction or the rules of any listing authority or stock exchange, to which it is subject. The provisions of this AGREEMENT shall continue to apply to any documents and materials retained by the Recipient pursuant to this Clause 6.2.
7. RESERVATION OF RIGHTS AND ACKNOWLEDGEMENT
7.1 Each PARTY reserves all rights in its Confidential Information. The disclosure of Confidential Information by one PARTY does not give the other PARTY or any other person any license or other right in respect of any Confidential Information beyond the rights expressly set out in this AGREEMENT.
7.2 Except as expressly stated in this AGREEMENT, neither PARTY makes any express or implied warranty or representation concerning its Confidential Information, including but not limited to the accuracy or completeness of the Confidential Information.
7.3 The disclosure of Confidential Information by the PARTIES shall not form any offer by, or representation or warranty on the part of, that PARTY to enter any further agreement with the other PARTY.
8. INADEQUACY OF DAMAGES
Without prejudice to any other rights or remedies that each PARTY may have, each PARTY acknowledges and agrees that damages alone would not be an adequate remedy for any breach of the terms of this AGREEMENT by the other PARTY. Accordingly, each PARTY shall be entitled to the remedies of injunctions, specific performance or other equitable relief for any threatened or actual breach of this AGREEMENT. In the event of a breach or threatened breach by a PARTY, the offending PARTY shall reimburse the affected PARTY for any costs, expenses, claims, damages and settlement made, demands or liabilities arising directly out of a breach and finally awarded by a court of competent jurisdiction. Nothing contained in this AGREEMENT shall be construed as prohibiting the affected PARTY from pursuing any other remedies available to them for a breach or threatened breach.
Appendix E – Collaboration Agreement
[remainder of page left blank on purpose]

DATED 2020

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Rothamsted Research Limited (1)
and
Yield10 Bioscience (2)
_____________________________________
COLLABORATION AGREEMENT
Legal Reference RRES 20202
_____________________________________

Contents
1......... Interpretation.........................................................…Error! Bookmark not defined.
2......... Commencement and duration..................................................................................9
3......... Project Management.................................................Error! Bookmark not defined.
4......... Material Transfer.................................................................................................... 10
5......... Fees and Expenses................................................Error! Bookmark not defined.2
6......... Background Intellectual Property..........................…Error! Bookmark not defined.
7......... Arising Intellectual Property......................................Error! Bookmark not defined.
8......... Not for Profit Knowledge Sharing...........................Error! Bookmark not defined.5
9......... Confidentiality...........................................................Error! Bookmark not defined.
10....... Publication..............................................................Error! Bookmark not defined.7
11....... Limitation of Liability................................................Error! Bookmark not defined.8
12....... Term and Termination..........................................................................................19
13....... Consequences of Termination..................................Error! Bookmark not defined.
14....... Escalation and Dispute Resolution.......................... Error! Bookmark not defined.
15....... Force majeure..........................................................Error! Bookmark not defined.
16....... Inadequacy of Damages.........................................Error! Bookmark not defined.2
17....... Data Protection.........................................................Error! Bookmark not defined.
18....... Anti-Bribery & Corruption..........................................Error! Bookmark not defined.
19....... Variation..................................................................Error! Bookmark not defined.3
20....... Waiver.....................................................................Error! Bookmark not defined.3
21....... Rights and remedies.................................................Error! Bookmark not defined.
22....... Severance............................................................... Error! Bookmark not defined.
23....... Entire agreement................................................... Error! Bookmark not defined.4
24....... Assignment and other dealings.........................… Error! Bookmark not defined.4
25....... Subcontracting....................................................... Error! Bookmark not defined.4
26....... No partnership or agency...................................... Error! Bookmark not defined.4
27....... Third party rights..................................................... Error! Bookmark not defined.

28....... Notices....................................................................Error! Bookmark not defined.5
29....... Counterparts & Electronic Signature...............… Error! Bookmark not defined.5
30....... Brexit......................................................................Error! Bookmark not defined.6
31....... Governing law.........................................................Error! Bookmark not defined.7
32....... Jurisdiction..............................................................Error! Bookmark not defined.7
Schedule 1: The Option Agreement……………………………………………………… .29
Annex 1. Project Particulars................................................................................ 57

THIS AGREEMENT is made on 2020
BETWEEN:
(1) Rothamsted Research Limited, a company limited by guarantee incorporated and registered in England and Wales with company number 2393175 and a not for profit charity no. 802038, whose registered office is at West Common, Harpenden, Hertfordshire, AL5 2JQ, United Kingdom (“Rothamsted”); and
(2) Yield10 Bioscience Inc incorporated and registered in USA with company number CIK#: 0001121702 whose registered office is at 19 Presidential Way, Woburn, Ma 01801 (“Industry Partner”),
each a “Party” and together, “the Parties”.
BACKGROUND:
(A) The Parties wish to work together to carry out a collaborative research and development project on plant based Omega-3 fish oil development as more particularly defined in Annex 1 (“Project”).
(B) The Parties are entering into the Option Agreement in conjunction with this Agreement.
IT IS AGREED:
1 Interpretation
1.1 The following definitions and rules of interpretation apply in this agreement:
“ADR Notice” has the meaning given in clause 14.3.
“Adverse Impact” means a substantial adverse impact on a Party’s ability to perform the Agreement in accordance with its terms or the law or a substantial increase in costs incurred by a Party in complying with its obligations under this Agreement.
“Affected Party” has the meaning given in clause 15.1.
“Affiliates” means in relation to a Party, any entity that controls, is controlled by or is under common control with that Party. For the purpose of this Agreement an entity shall be deemed to “control” another entity if it owns, directly or indirectly, 50% or more of the outstanding voting securities or capital stock of such entity or any other comparable equity or ownership interest with respect to an entity other than a corporation.

“Applicable Laws” means all laws, rules, regulations, codes of practice, research governance or ethical guidelines or other requirements of regulatory authorities as amended from time to time.
“Arising Intellectual Property” means all Intellectual Property Rights that arise or are obtained or developed by either Party, or by a contractor on behalf of either Party, in the course of or in connection with the Project.
“Background Intellectual Property” means any Intellectual Property Rights (other than Arising Intellectual Property) owned by or licensed to either Party before the Project Start Date or not created in the course of or in connection with the Project, including subsequent modifications and enhancements to such Intellectual Property Rights and including any such rights existing in the Materials.
“Brexit Notice” has the meaning given in clause 30.2. “Brexit Trigger Event” has the meaning given in clause 30.4.
“Business Day” means a day other than a Saturday, Sunday or public holiday in England when banks in London are open for business.
“Confidential Information” means all confidential information (however recorded or preserved) disclosed by a Party or its representative to the other Party, including but not limited to:
(a)    the existence and terms of this Agreement;
(b)    any information that would be regarded as confidential by a reasonable business person relating to:
(i)    the business, finances, affairs, customers, clients, suppliers, plans, intentions or market opportunities of the Disclosing Party or any member of the group of companies to which the Disclosing Party belongs;
(ii)    the Intellectual Property Rights, technology, operations, processes, product information, Know-how, designs, trade secrets or software of the Disclosing Party (or of any member of the group of companies to which the Disclosing Party belongs); and
(iii)    any information developed by the Parties in the course of carrying out this Agreement (including but not limited to the Results and the subject matter of other Arising Intellectual Property).
“Control” means has the meaning given in section 1124 of the Corporation Tax Act 2010, and the expression “Change of Control” shall be construed accordingly.
“Data Protection Legislation” means any data protection legislation from time to time in force in the UK including the Data Protection Act 2018 or any successor legislation and (for so long as and to the extent that the law of the European Union has legal effect in the UK) the General

Data Protection Regulation ((EU) 2016/679) and any other directly applicable European Union regulation relating to privacy.
“Disclosing Party” has the meaning set out in clause 9.2 in respect of the Confidential Information.
“Dispute” has the meaning given in clause 14.1.
“Dispute Notice” has the meaning given in clause 14.1.
“Force Majeure Event” means any circumstance not within a Party’s reasonable control including, without limitation acts of God, flood, drought, earthquake or other natural disaster, epidemic or pandemic, terrorist attack, civil war, civil commotion or riots, war, threat of or preparation for war, armed conflict, imposition of sanctions, embargo, or breaking off of diplomatic relations, nuclear, chemical or biological contamination, any law or any action taken by a government or public authority (including without limitation imposing an export or import restriction, quota or prohibition, or failing to grant a necessary licence or consent), any labour or trade dispute, strikes, industrial action or lockouts (other than in each case by the Party seeking to rely on this clause, or companies in the same group as that Party) and non-performance by suppliers or subcontractors (other than by companies in the same group as the Party seeking to rely on this clause) but for the avoidance of doubt excluding a Brexit Trigger Event.
“Improvements” means all additions, improvements, adaptations, modifications or enhancements to any part of the subject matter in which a Party’s Background Intellectual Property exists.
“Intellectual Property Rights” means all patents and patent applications, right to inventions, copyright and related rights, trademarks, trade names and domain names, rights in get up, rights in goodwill or to sue for passing off, rights in designs, rights in computer software, database rights, rights in confidential information (including Know-how) and any other intellectual property rights, in each case whether registered or unregistered and including all applications (or rights to apply) for, and renewals or extensions of, and rights to claim priority from, such rights and all similar or equivalent rights or forms of protection which may now or in the future subsist in any part of the world.
“Jointly Owned Intellectual Property” has the meaning given in clause 7.2.2.
“Know-how” means any unpatented technical and other information which is not in the public domain including any:
(a)    trade secrets, information comprising or relating to concepts, data, discoveries, formulae, ideas, inventions, research models or specifications;
(b)    methods, research plans, procedures for experiments and tests and results of experimentation and testing; and
(c)    information about biological or chemical structure or functions.

“Materials” means the materials (including but not limited to any biological materials or any constructs, strains, derivatives, portions or progeny of the same) that Transferor may provide to the Transferee under or in connection with the Project and this Agreement as set out in Annex 1 and any Know-how relating to the same.
“Non-Severable Improvements” means any Improvement which if used or practised without licence from the Party who owns or controls the relevant Background Intellectual Property would infringe that Party’s Intellectual Property Rights.
“Project” has the meaning given in Background (A).
“Project End Date” means the date set out in Annex 1.
“Project Period” means the period from the Project Start Date to the Project End Date unless earlier terminated in accordance with clause 12 (Termination) or extended by written agreement between the Parties in accordance with clause 19 (Variation).
“Project Start Date” means the date set out in Annex 1.
“Publication Restriction Period” has the meaning given in clause 10.3.
“Receiving Party” means has the meaning set out in clause 9.2 in connection with Confidential Information.
“Representatives” means employees, officers, consultants, agents and any visiting workers (including for the avoidance of doubt, that Party’s Scientific Leader).
“Resources” means, in relation to a Party, the information, Know-how, services, resources, manpower or other tangibles or intangibles that such Party provides in accordance with this agreement in relation to a Project including any Materials a Party is to provide as set out in Annex 1.
“Results” means the information, data, Know-how, results, inventions, software and other Intellectual Property Rights identified or first reduced to practice or writing within the scope of the Project and as a result of the delivery of the Project under this Agreement.
“Scientific Leader” means the individuals set out in Annex 1 (or their successors) appointed for the day to day management of the Project.
“Severable Improvements” means any Improvement which if used or practised without licence from the Party who owns or controls the relevant Background Intellectual Property would not infringe that Party’s Intellectual Property Rights.
“Solely Owned Intellectual Property” has the meaning given in clause 7.2.1.
“Transferee” has the meaning given in clause 4.

“Transferor” has the meaning given in clause 4.
1.2 Any words following the terms including, include, in particular, for example or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms.
1.3 Unless the context otherwise requires, words in the singular shall include the plural and in the plural shall include the singular.
1.4 References to clauses and Annexes are to the clauses and Annexes of this Agreement and references to paragraphs are to paragraphs of the relevant Annex.
1.5 A reference to a statute or statutory provision is a reference to it as amended, extended or re-enacted from time to time.
1.6 If there is any conflict, ambiguity or inconsistency between the terms of the documents listed below, the following order of priority shall apply:
1.6.1 The License Agreement (as defined in the Option Agreement);
1.6.2 The Option Agreement entered into by the Parties on or around the date of this Agreement substantially in the form set out in Schedule 1;
1.6.3 the main body of this Agreement; then
1.6.4 the Annexes.
2 Commencement and duration
2.1 This Agreement shall commence on the Project Start Date and shall continue for the Project Period unless earlier terminated in accordance with clause 12.
3 Project Management
3.1 Annex 1 sets out details of the Project agreed between the Parties as at the date of this Agreement and details of the funding for the Project.
3.2 Each Party shall:
3.2.1 use its reasonable endeavours to complete its part of the Project by such date as may be agreed and set out Annex 1;
3.2.2    perform the obligations allocated to it in Annex 1 including by providing the Resources in accordance with any agreed timeframes or milestones;
3.2.3 use reasonable care and skill in performing its relevant obligations;
3.2.4 comply with good industry practice;

3.2.5 comply with all Applicable Laws;
3.2.6    obtain and maintain consents, licences and permissions (statutory, regulatory, contractual or otherwise) that are necessary to enable it to comply with such obligations;
3.2.7     ensure that the Resources it provides conform with descriptions and specifications (if any) set out in this agreement or otherwise agreed between the Parties;
3.2.8 if on the other Party’s premises, comply with that Party’s health and safety and site regulations made known to it; and
3.2.9 supply to the other Party information and assistance reasonably requested by it relating to the Project as is necessary to enable that other Party to perform its own obligations in relation to the Project.
3.3 The Scientific Leaders at Rothamsted and Industry Partner named in Annex 1 have joint responsibility for the execution of the Project in a way that is compliant with the terms and conditions described in this Agreement and the Annexes.
3.4 Each Party shall procure that its Scientific Leader signs the declaration set out in the signature clause to acknowledge that he or she has read and understood the terms of this Agreement.
4 Material Transfer
4.1 Any Materials provided by one Party (“Transferor”) to the other (“Transferee”) during the Project Period shall be supplied strictly for use in connection with the Project and shall only be transferred between Party’s Scientific Leaders when necessary for the purpose of the Project. When transferring Materials, the terms set out in this clause 4 shall apply.
4.2 Unless otherwise agreed between the Parties, Materials will be provided by the Transferor solely for use in the Project, at the premises of the Transferee only.
4.3 The Transferee undertakes that any Materials provided will be used:
4.3.1 only by the Transferee’s Scientific Leader and such of its Representatives under the direct supervision of the Transferee’s Scientific Leader as are required to perform the Project. The Materials will not be provided to any other scientist or institution (public or private) without the prior written permission from the Transferor; and
4.3.2 at all times in accordance with all Applicable Laws.
4.4 The Transferee acknowledges that the Materials are experimental in nature and will be provided by the Transferor without warranties of any kind expressed or implied.

4.5 The Transferor and its Representatives and associated undertakings accept no liability for damages which might arise in connection with the use, storage or disposal by the Transferee of the Materials.
4.6 The Transferee shall:
4.6.1 keep accurate records as to the use of the Materials;
4.6.2 save as provided for in this Agreement, not use, or cause or permit the use of, the Materials, directly or indirectly:
(i)    in any human subject;
(ii)    in any manner that confers on any third party any Intellectual Property Rights in or to the Materials, or that creates obligations to disclose the Results to any third party; or
(iii)    for any commercial purposes, including the incorporation of the Materials into products intended for commercial sale;
4.6.3 not transfer or distribute any Materials to any third party without the prior written consent of the Transferor. The Transferee shall refer third party requests for the Materials to the Transferor; and
4.6.4 not analyse, attempt to modify, reverse-engineer or otherwise seek to determine the structure or sequence of any Materials without the Transferor’s prior written consent save as expressly provided for in this Agreement or in accordance with the requirements of the Project.
4.7 All experimental work within the Project and any destruction of Materials pursuant to clause 13.2 will be carried out in accordance with all applicable local, national and international legislation and any instructions from the Transferor relating to the safe handling, use and disposal of potentially hazardous materials.
4.8 For the avoidance of doubt, the Parties acknowledge and agree that the Transferor shall retain all right, title and interest in and to the Materials and to any Intellectual Property Rights that exist in the same.
5 Fees and Expenses
5.1 Funding for the Project will be provided as set forth in Article III of the Option Agreement.
6 Background Intellectual Property
6.1 All Background Intellectual Property contributed by a Party is and shall remain the exclusive property of the Party owning it (or, where applicable, the third party from whom its right to use the Background Intellectual Property has derived).

6.2 The Parties agree that any Intellectual Property Rights in Improvements shall vest as follows:
6.2.1    Non-Severable Improvements: the Intellectual Property Rights in such Improvements shall vest in the Party that owns or controls the relevant Background Intellectual Property and each Party shall execute all such documents and do all things necessary to vest the title and interest in the aforesaid Non-Severable Improvement in the relevant Party and assist where reasonably required in the application for registration of the same provided always that where the sole purpose of the Project as set out in Annex 1 is expressed to be the Improvement of the subject matter of the relevant Background Intellectual Property, the Intellectual Property Rights in such Improvements shall be deemed to be Arising Intellectual Property and dealt with in accordance with clause 7.2; and
6.2.2    Severable Improvements: the Intellectual Property Rights in such Improvements shall be Arising Intellectual Property and dealt with in accordance with clause 7.2.
6.3 Industry Partner shall have an option to acquire a license to Rothamsted’s Non-Severable Improvement as set forth in the Option Agreement.
6.4 Each Party grants to the other for the Project Period, a royalty-free, worldwide, non-transferable (except to Affiliates), non-exclusive, irrevocable licence to use its Background Intellectual Property (including in any Non-Severable Improvements forming part of the Background Intellectual Property) for the sole purpose of the performance of the Project, such licence includes the right to sub licence to an Affiliate only where needed for the sole performance of the Project.
6.5 On expiry of the Project Period, each Party grants the other Party a royalty-free, worldwide, non-transferable (except to Affiliates), non-sub licensable, non-exclusive, irrevocable licence to use the other Party’s Background Intellectual Property (including in any Non-Severable Improvements forming part of the Background Intellectual Property) provided that:
6.5.1    in the case of Industry Partner, the licence is limited to internal research and development only; and
6.5.2 in the case of Rothamsted, the licence is limited to teaching and academic research and development which is not commercially sponsored.
6.6 For the avoidance of doubt, the licences provided for in clauses 6.4 and 6.5 shall not permit use of the Background Intellectual Property by any Party for any commercial exploitation of the Arising Intellectual Property without prior written agreement of the Parties.
7 Arising Intellectual Property
7.1 Each Party shall promptly notify the other Parties of all Arising Intellectual Property that the notifying Party generates in the Project.
7.2 Arising Intellectual Property shall vest in and be owned as follows:

7.2.1    to the extent that the Arising Intellectual Property is generated or developed by a Party alone, then it shall vest in and be owned absolutely by that Party (“Solely Owned Intellectual Property”); or
7.2.2    to the extent that the Arising Intellectual Property is generated or developed jointly by the Parties, then it shall vest in and be owned jointly by both Parties in equal and indivisible shares (“Jointly Owned Intellectual Property”), and the Parties shall execute all such documents and do all things necessary to vest the title and interest in the aforesaid Arising Intellectual Property in the manner specified in this clause 7.2.
7.3 In the event that it is or may be possible to obtain any registered Intellectual Property Rights in any Jointly Owned Intellectual Property, the Parties shall agree in writing a Party to be responsible for the filing and prosecution on behalf of the Parties in their joint names of applications for registration, and the maintenance and renewal of any registrations, in such countries as the Parties agree in writing, provided that:
7.3.1 if one Party wishes to apply for registration in any country or countries but the other does not, that Party may do so at its sole cost and expense on behalf of all Parties and in their joint names, and the Parties shall provide the applying Party with all necessary assistance, information, and instruction;
7.3.2 no Party shall amend or abandon any registration in respect of which the Parties are jointly registered as owners unless, in the case of an amendment, a Party shall have given its prior written consent or, in the case of abandonment, the other Party shall be given the opportunity to maintain the registration at its own cost; and
7.3.3 the Party making an application for registration shall consult with the other Party at reasonable intervals concerning the application for and maintenance of such registration.
7.4 Unless otherwise agreed in writing, the Parties agree that they shall each only be entitled to use its share of the Jointly Owned Intellectual Property to the other Party on the same terms as the licence set out in clause 7.5.
7.5 Each Party hereby grants to each of the other Party, a royalty-free, worldwide fully paid up, irrevocable, non-transferable (except to Affiliates), non-exclusive, right and licence in perpetuity, with the right to sublicense to Affiliates only, to use it’s the Solely Owned Intellectual Property for the purpose only of:
7.5.1    in the case of Industry Partner, its internal research and development;
7.5.2in the case of Rothamsted, for teaching and academic research and development which is not commercially sponsored and so far as necessary to give effect to the provisions of clause 8;
provided that in each case, any commercial use of Arising Intellectual Property is explicitly excluded from the scope of such licences.

7.6 Industry Partner shall have an option to acquire a license to Rothamsted’s Solely Owned Intellectual Property or its share of the Jointly Owned Intellectual Property as set forth in the Option Agreement
7.7 During the term of this Agreement Company shall be responsible for all costs and expenses for the preparation, filing, prosecution (including any interferences, reissue proceedings, inter partes reviews and reexaminations) and maintenance of Jointly Owned Intellectual Property.
8 Not for Profit Knowledge Sharing
8.1 The Parties agree that Rothamsted may share the Results (including any Know-how or Arising Intellectual Property) with selected not-for-profit organisations on a case by case basis provided that prior to such information being shared:
8.1.1    Rothamsted notifies Industry Partner of the identity of the not-for-profit organisation and the nature of the information to be shared; and
8.1.2 Rothamsted ensures that the information shared is marked as confidential and the not-for-profit organisation is required to enter into confidentiality obligations at least equivalent to those set out in this Agreement.
9 Confidentiality
9.1 Each Party undertakes that it shall not for the duration of the Agreement and for a period of [***] following the Project End Date, use or disclose to any person any Confidential Information other than as necessary to exercise its rights or perform its obligations under and in accordance with this Agreement and except as permitted by clause 9.2.
9.2 A Party (Disclosing Party) may disclose or make available Confidential Information to the other Party (Receiving Party). The Receiving Party may disclose the Disclosing Party’s Confidential Information:
9.2.1 to its Representatives and students who need to know such information for the purposes of exercising the Party’s rights or carrying out its obligations under or in connection with this Agreement. Each Party shall procure that its Representatives or students to whom it discloses the other Party’s Confidential Information:
(i)    have been informed of the confidential nature of the Confidential Information and shall comply with the Receiving Party’s obligations under this clause 9; and
(ii)    safeguard the Confidential Information from unauthorised use, access, or disclosure using at least the degree of care the relevant Party uses to protect its similarly sensitive information and in no event less than a reasonable degree of care;
9.2.2 as may be required by law, a court of competent jurisdiction or any governmental or regulatory authority, and in these circumstances the Receiving Party shall:

(i)    promptly, and before such disclosure (where reasonably practicable to do so and otherwise immediately afterwards), notify the Disclosing Party in writing of such requirement so that the Disclosing Party can seek a protective order or other remedy; and
(ii)    disclose only that portion of the Confidential Information that the Receiving Party is legally required to disclose;
9.2.3 in accordance with and subject to the provisions of clauses 8 and 10.
9.3 The prohibition in clause 9.1 shall cease to apply to information which:
9.3.1    is or becomes generally available to the public (other than as a result of its disclosure by the Receiving Party or its representatives in breach of this Agreement);
9.3.2    was available to the Receiving Party on a non-confidential basis before disclosure by the Disclosing Party;
9.3.3    was, is or becomes available to the Receiving Party on a non-confidential basis from a person who, to the Receiving Party’s knowledge, is not bound by a confidentiality obligation with the Disclosing Party or otherwise prohibited from disclosing the information to the Receiving Party;
9.3.4 the Parties agree in writing is not confidential or may be disclosed; or
9.3.5    is developed by or for the Receiving Party independently of the information disclosed by the Disclosing Party.
9.4 Save as permitted by this Agreement, no Party shall use any other Party’s Confidential Information for any purpose other than to exercise its rights and perform its obligations under or in connection with this Agreement.
9.5 For the avoidance of doubt, and save as expressly set out in this Agreement, the Confidential Information is proprietary to the Disclosing Party, and the Receiving Party acknowledges that no disclosure of the Confidential Information by the Disclosing Party gives the Receiving Party any Intellectual Property Rights of any kind in relation to the Confidential Information. The Parties further agree that the Disclosing Party will own any copies of all or any part of the Confidential Information that the Receiving Party makes and the Receiving Party shall label any copies in a tangible medium with a notice that they are the property of the Disclosing Party.
10 Publication
10.1 The Parties may publicise in general terms the fact that the Parties are collaborating on a project. Nevertheless, neither Party shall use the name, logos or trade names or product trademarks owned by the other Party in any form of Publication or disclose any Confidential Information without prior written consent of that Party.

10.2 Industry Partner acknowledges that the Project will form part of the actual carrying out of a primary charitable purpose at Rothamsted, that is the advancement of academic research. The Parties agree that any proposed Publication relating to the Project will be managed as per the following procedures.
10.3 In accordance with normal academic practice, all Representatives of Rothamsted shall be permitted to publish or discuss in internal seminars any Arising Intellectual Property owned by any Party and to give advice internally or respond to queries on the same internally within Rothamsted provided that where such publication is intended during the Project Period and for a period of [***] following the Project End Date (“Publication Restriction Period”), the procedures laid down in clause 10.4 shall be complied with.
10.4 During the Publication Restriction Period:
10.4.1 all proposed publications (including, but not limited to, scientific publications, patent applications and non-confidential presentations) shall be submitted by Rothamsted in writing to Industry Partner for review at least [***] before submission for publication or before presentation, as the case may be;
10.4.2 within [***] of receipt of the proposed publication from Rothamsted in accordance with clause 10.3, Industry Partner may (acting reasonably) require:
(i)    the deletion from the publication of any Background Intellectual Property of Industry Partner;
(ii)    an amendment to the publication through which commercially sensitive Background Intellectual Property of Industry Partner is disguised, to the satisfaction of Industry Partner; or
(iii)     the delay of the publication if in Industry Partner’s reasonable opinion the delay is necessary in order for it to seek patent or similar protection for any Arising Intellectual Property in accordance with its respective rights in clause 6. Any such delay imposed on publication shall not last longer than is reasonably necessary for Industry Partner to obtain the required protection; and shall not exceed [***] from the date of receipt by Industry Partner of the proposed publication, provided that, where no response is received by Rothamsted from Industry Partner within the timescale specified in this clause 10.4, Rothamsted shall be free to assume that Industry Partner has no objection to the proposed publication.
10.5 Each Party agrees that any publication in a scientific/academic journal shall give due acknowledgement to the financial and/or intellectual contribution of the relevant Party in accordance with standard scientific practice.
11 Limitation of Liability

11.1 To the fullest extent permitted by law, any warranties, representations, conditions and other terms implied by statute or common law are excluded from this Agreement, except as expressly provided in this Agreement.
11.2 Without limiting the effect of clause 11.1, Rothamsted disclaims any express or implied warranties of merchantability or fitness for a particular purpose.
11.3 Without limiting the effect of clause 11.1, COMPANY disclaims any express or implied warranties of merchantability or fitness for a particular purpose.
11.4 Nothing in this Agreement shall limit or exclude either Party’s liability for:
11.4.1    death or personal injury caused by its negligence, or the negligence of its personnel, agents or subcontractors;
11.4.2 fraud or fraudulent misrepresentation; and
11.4.3 breach of the terms implied by section 2 of the Supply of Goods and Services Act 1982 (title and quiet possession) and any other liability which cannot be limited or excluded by Applicable Laws.
11.5 Subject to clause 11.4, neither Party shall be liable to the other Party, whether in contract, tort (including negligence), for breach of statutory duty, or otherwise, arising under or in connection with this Agreement for loss of profits, loss of business, loss of agreements or contracts, loss of use or corruption of software, data or information or any indirect or consequential loss.
11.6 Subject to clause 11.4, each Party’s total liability to the other Party, whether in contract, tort (including negligence), breach of statutory duty, or otherwise, arising under or in connection with this Agreement shall be limited to the payments set forth in Section 3.01 of the Option Agreement.
12 Term and Termination
12.1 Term. Unless earlier terminated as permitted by this Agreement, the term of this Agreement (the “Term”) will commence upon the Effective Date and continue in full force and effect until the later of (a) completion of the Project or (b) the expiration or termination of the Option Agreement.
12.2 This Agreement may be terminated as set forth in Sections 5.02, 5.03 and 5.05 of the Option Agreement it being agreed that all references to “this Agreement” shall be read as references to this Collaboration Agreement.
13 Consequences of Termination
13.1 Termination of this Agreement shall not affect any rights, remedies, obligations or liabilities of the Parties that have accrued up to the date of termination, including the right to claim damages in respect of any breach of the Agreement which existed at or before the date of termination.
13.2 Upon termination or expiry of this Agreement:
13.2.1 each of the Parties shall within [***] return to the other Party, or if the other Party so requests by notice in writing, destroy (in accordance with all applicable local, national and international legislation relating to the safe handling, use and disposal of potentially hazardous materials), all of the other Party’s property, including all Confidential Information, Materials and copies thereof in its custody or control at the date of termination or expiry and shall certify that it has done so, and shall make no further use of such Confidential Information and Materials and copies thereof; and
13.2.2 the provisions of clauses 6, 7, 8, 9, 10, 13, 14, 16, 17, 19, 20, 21, 22, 23, 27, 28, 31 and 32 shall survive termination (for any reason) or expiry of this Agreement as shall any clauses which expressly or by implication are intended to remain in force on or after termination or expiry of this Agreement; and
13.2.3 for the avoidance of doubt, where the Option Agreement remains in full force and effect, the Industry Partner shall remain bound to make the payments as set forth in Section 3.01 of the Option Agreement.
14 Escalation and Dispute Resolution
14.1 If either Party has any issues, concerns or complaints arising under or in connection with this Agreement (“Dispute”), that Party shall give written notice of the Dispute to the relevant contact of the other Party as set out below (“Dispute Notice”) and those personal shall seek to resolve the Dispute by a process of consultation;
14.1.1 For Rothamsted: Dispute Notices shall be served on: Head of Legal; and
14.1.2 For Yield10 Biosciences Dispute Notices shall be served on:
Oliver Peoples, President and CEO
14.2 If the Dispute cannot be resolved by the persons named in clause 14.1 within [***], the matter shall be escalated to the Chief Executive Officer of Rothamsted and the Chief Executive ROLE for Industry Partner.
14.3 If the Chief Executive Officer of Rothamsted and the Chief Executive Officer for Industry Partner are for any reason unable to resolve the Dispute within[***] of it being referred to them, the parties agree to enter into mediation in good faith to settle the Dispute in accordance with the CEDR Model Mediation Procedure. Unless otherwise agreed between the parties within [***] of service of the Dispute Notice, the mediator shall be nominated by CEDR. To initiate the mediation, a party must serve notice in writing (“ADR notice”) to the other party to the Dispute, referring the dispute to mediation. A copy of the ADR notice should be sent to CEDR. Unless otherwise agreed between the parties, the mediation will start not later than [***] after the date of the ADR notice.
14.4 No party may commence any court proceedings under clause 32 (Jurisdiction) in relation to the whole or part of the Dispute until [***] after service of the ADR notice, provided that the right to issue proceedings is not prejudiced by a delay.
14.5 If the Dispute is not resolved within [***] after service of the ADR notice, or either party fails to participate or ceases to participate in the mediation before the expiry of that [***] or the mediation terminates without resolution before the expiry of that [***] period, the Dispute shall be finally resolved by the courts of England and Wales in accordance with clause 32 (Jurisdiction) in this Agreement.
15 Force majeure
15.1 Provided it has complied with clause 15.2, if a Party is prevented, hindered or delayed in or from performing any of its obligations, other than an obligation to make payments to the other Party, under this Agreement by a Force Majeure Event (“Affected Party”), the Affected Party shall not be in breach of this Agreement or otherwise liable for any such failure or delay in the performance of such obligations. The time for performance of such obligations shall be extended accordingly and the corresponding obligations of the other Party will be suspended, and its time for performance of such obligations extended, to the same extent as those of the Affected Party.
15.2 The Affected Party shall:
15.2.1 as soon as reasonably practicable after the start of the Force Majeure Event but no later than [***] from its start, notify the other Party of the Force Majeure Event, the date on which it started, its likely or potential duration, and the effect of the Force Majeure Event on its ability to perform any of its obligations under the Agreement; and
15.2.2 use all reasonable endeavours to mitigate the effect of the Force Majeure Event on the performance of its obligations.
15.3 If the Force Majeure Event prevents, hinders or delays the Affected Party’s performance of its obligations for a continuous period of more than [***], the Party not affected by the Force Majeure Event may terminate this Agreement by giving [***] written notice to the Affected Party.
16 Inadequacy of Damages
16.1 Without prejudice to any other rights or remedies that each Party may have, each Party acknowledges and agrees that damages alone would not be an adequate remedy for any breach of this Agreement by the other Party. Accordingly, each Party shall be entitled to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of this Agreement.
17 Data Protection

17.1 To the extent that the Parties process any Personal Data of the other Party in connection with this Agreement or a Project, each Party shall be acting as a Controller and shall comply with its obligations under the Data Protection Legislation.
18 Anti-Bribery & Corruption
18.1 Each Party shall:
18.1.1 comply with all Applicable Laws, statutes, regulations, and codes relating to anti-bribery and anti-corruption including but not limited to the Bribery Act 2010;
18.1.2 not engage in any activity, practice or conduct which would constitute an offence under sections 1, 2 or 6 of the Bribery Act 2010 if such activity, practice or conduct had been carried out in the UK;
18.1.3 promptly report to the representatives of the other Party any request or demand for any undue financial or other advantage of any kind received by it in connection with the performance of this Agreement.
18.2 Each Party shall ensure that any person associated with it who is performing services in connection with this Agreement or any Project does so only on the basis of a written contract which imposes on and secures from such person terms equivalent to those imposed on the Parties in this clause 18 (“Relevant Terms”). The Party shall be responsible for the observance and performance by such persons of the Relevant Terms, and shall be directly liable to the other Party for any breach by such persons of any of the Relevant Terms.
19 Variation
19.1 No variation of this Agreement shall be effective unless it is in writing and signed by the Parties (or their authorised representatives).
20 Waiver
20.1    A waiver of any right or remedy under this Agreement or by law is only effective if given in writing and shall not be deemed a waiver of any subsequent right or remedy.
20.2    A failure or delay by a Party to exercise any right or remedy provided under this Agreement or by law shall not constitute a waiver of that or any other right or remedy, nor shall it prevent or restrict any further exercise of that or any other right or remedy. No single or partial exercise of any right or remedy provided under this Agreement or by law shall prevent or restrict the further exercise of that or any other right or remedy.
21 Rights and remedies
21.1 Except as expressly provided in this Agreement, the rights and remedies provided under this Agreement are in addition to, and not exclusive of, any rights or remedies provided by law.

22 Severance
22.1 If any provision or part-provision of this Agreement is or becomes invalid, illegal or unenforceable, it shall be deemed deleted, but that shall not affect the validity and enforceability of the rest of this Agreement.
22.2 If any provision or part-provision of this Agreement is deemed deleted under clause 22.1 the Parties shall negotiate in good faith to agree a replacement provision that, to the greatest extent possible, achieves the intended commercial result of the original provision.
23 Entire agreement
23.1 This Agreement and the Option Agreement constitute the entire agreement between the Parties and supersedes and extinguishes all previous agreements, promises, assurances, warranties, representations and understandings between them, whether written or oral, relating to its subject matter.
23.2 Each Party agrees that it shall have no remedies in respect of any statement, representation, assurance or warranty (whether made innocently or negligently) under this Agreement that is not set out in this Agreement. Each Party agrees that it shall have no claim for innocent or negligent misrepresentation or negligent misstatement based on any statement in this Agreement.
24 Assignment and other dealings
24.1 Save as otherwise set out in this Agreement, neither Party shall assign, transfer, mortgage, charge, subcontract, delegate, declare a trust over or deal in any other manner with any or all of its rights and obligations under this Agreement without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed).
25 Subcontracting
25.1 Rothamsted may, in its discretion, sub-contract the provision of any material part of the Project with the prior written consent of Industry Partner (such consent not to be unreasonably withheld, conditioned or delayed).
26 No partnership or agency
26.1 Nothing in this Agreement is intended to, or shall be deemed to, establish any partnership or joint venture between any of the Parties, constitute any Party the agent of another Party, or authorise any Party to make or enter into any commitments for or on behalf of any other Party.
26.2 Each Party confirms it is acting on its own behalf and not for the benefit of any other person.
27 Third party rights

27.1 This Agreement does not give rise to any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.
27.2 The rights or the Parties to rescind or vary this Agreement are not subject to the consent of any person.
28 Notices
28.1 Any notice or other communication given to a Party under or in connection with this Agreement shall be in writing and shall be delivered by hand or by pre-paid first-class post or other next working day delivery service at its registered office (if a company) or its principal place of business (in any other case).
28.2 Any notice or communication shall be deemed to have been received:
28.2.1 if delivered by hand, on signature of a delivery receipt or at the time the notice is left at the proper address; and
28.2.2 if sent by pre-paid first-class post or other next working day delivery service, at [***] after posting or at the time recorded by the delivery service.
28.3 This clause does not apply to the service of any proceedings or other documents in any legal action or, where applicable, any arbitration or other method of dispute resolution.
28.4 A notice given under this Agreement is not valid if sent by email.
29 Counterparts & Electronic Signature
29.1 This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute the one agreement.
29.2 Transmission of an executed counterpart of this Agreement (but for the avoidance of doubt not just a signature page) by email (in PDF, JPEG or other agreed format) shall take effect as delivery of an executed counterpart of this Agreement. If this method of delivery is adopted, without prejudice to the validity of the Agreement thus made, each Party shall provide the others with the original of such counterpart as soon as reasonably possible thereafter.
29.3 No counterpart shall be effective until each Party has executed and delivered at least one counterpart.
29.4 The Parties agree that this Agreement may be executed by electronic signature (whatever form the electronic signature takes) and that such method of signature is conclusive evidence of the each Party’s intention to be bound by this Agreement as if signed by each Party’s manuscript signature.
30 Brexit

30.1 If a Brexit Trigger Event occurs which is or is likely to have an Adverse Impact on a Party, the impacted Party may:
30.1.1 require the other Party to negotiate an amendment to this Agreement to alleviate the Adverse Impact, in accordance with clause 30.2; and
30.1.2 if renegotiation fails, terminate this Agreement in accordance with clause 30.3.
30.2 An impacted Party may initiate a negotiation under clause 30.1 by a notice (“Brexit Notice”) to the other Party giving details of the relevant Brexit Trigger Event and the Adverse Impact. On delivery of a Brexit Notice:
30.2.1 the Parties shall meet within [***] of the date of the Brexit Notice to discuss in good faith amendments to this Agreement;
30.2.2 the impacted Party shall provide any further information reasonable requested by the other Party on the Adverse Impact and Brexit Trigger Event relied on; and
30.2.3 the Parties shall record any amendments agreed to this Agreement in writing in accordance with clause 19.
30.3 If the Parties fail to agree a variation within [***] of the date of the Brexit Notice, either Party may give the other Party [***] written notice to terminate this Agreement. On Termination of this Agreement under this clause 30, clause 13 (Consequences of Termination) shall apply.
30.4 “Brexit Trigger Event” means one of the following events occurring within [***] after and caused by the UK ceasing to be a Member State of the European Union:
30.4.1 a change in Law or new requirement to comply with any existing Law or exiting Law ceasing to apply to a Party. For these purposes, ‘Law’ means any legal provision a Party must comply with including any law, statute, subordinate legislation within the meaning of section 21(1) of the Interpretation Act 1978, enforceable EU right within the meaning of section 2 of the European Communities Act 1972, bye-law, regulation, order, mandatory guidance or code of practice, judgment of a court of law, or requirement of any regulatory body, whether in the UK or elsewhere;
30.4.2 in any jurisdiction, the loss of, a change to or the imposition of a new requirement for any licence or consent required by a Party to perform its obligations under this Agreement;
30.4.3 in any jurisdiction, the imposition of or a change to a duty, tax or levy imposed on a Party which affects its commercial ability to be comply with its obligations under this Agreement; or
30.4.4 any other change to the business or economic environment in which a Party operates other than as provided for in clauses 30.4.1, 30.4.2 or 30.4.3.
30.5 Save as expressly provided in this clause 30, a Brexit Trigger Event shall not terminate or alter (or give any Party a right to terminate or alter) this contract, or invalidate any of its terms or discharge or excuse performance under it. If there is an inconsistency between the provisions of this clause and any other provision of this Agreement, the provisions of this clause shall prevail.
31 Governing law
31.1 This Agreement and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with the laws of England and Wales.
32 Jurisdiction
32.1 Subject to clause 14, each Party irrevocably agrees that the courts of London, England shall have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this Agreement or its subject matter or formation.
This Agreement has been entered into on the date stated at the beginning of it.
EXECUTION OF THIS AGREEMENT
Authorised signatories

For Yield10 Bioscience Inc:	For Rothamsted Research Limited:

NAME: [***]	NAME: [***]
POSITION: [***]	TITLE: [***]
DEPARTMENT: [***]	DEPARTMENT: [***]

SCIENTIFIC LEADER DECLARATION
Declaration by the Scientific Leaders for the purpose of clause 3.4
I acknowledge that I have read and understood the terms and conditions of this Agreement and agree to use reasonable endeavours to comply with the terms and conditions.

For Yield10 Bioscience Inc:	For Rothamsted Research Limited:

NAME: [***]	NAME: [***]
POSITION: [***]	POSITION: [***]
DEPARTMENT: [***]

Annex 1. Project Particulars
1. Project title:

Camelina-based Omega-3 fish oil development
2. Project Start Date: 3. Project End Date:

[***]	[***]

4. Rothamsted Scientific Leaders: 5. Industry Partner Scientific Leaders:

[***]	[***]
6. Location of work:

Rothamsted Research
7. Technical objectives of the Project:

[***]
8. Work Plan and allocation of tasks by Party:

See text below in blue
9. Milestones (including delivery dates):

See attached
10. Rothamsted Deliverables: 11. Industry Partner Deliverables:

1. The Progress Reports and the Final Report, in each case as defined and set forth in the Option Agreement.
2. Quarterly meetings with Industry Partner to review each Progress Report and a meeting within [***] of Industry Partner’s receipt of the Final Report to review same.	None

12. Background that each partner brings to the Project:

	Rothamsted	Industry Partner
Know-How	[***]	[***] and a plan to commercialize the technology
Materials	[***]	None
Other	None	None
13. Biological Materials:

If any Biological Material will be provided or exchanged for the Project, please specify:

a) The exact type of Biological Material concerned (e.g. seeds, virus, fungi, bacteria)

b) The origin of the material and its legal status if known (e.g. property of one of the Parties or of a third party, or freely accessible in the public domain)

c) The material’s mode of protection (e.g. patent, variety rights) if known

14. Total cost of the Project and breakdown by year:

Total project cost is [***] to be paid as set forth in the Option Agreement.
15. Sources of funding for the Project:
•Industry Partner

Making Fish Oils in Plants: A new sustainable source of heart-healthy omega-3 oils
Omega-3 fish oils, or more precisely, omega-3 long chain polyunsaturated fatty acids such as EPA and DHA, are proven to be health-beneficial to humans, reducing the risk of cardiovascular disease (CVD) and other metabolic diseases such as obesity and type-2 diabetes. These pathologies are now recognised as a global pandemic which threatens the health of hundreds of millions. Although omega-3 fish oils are recognised by health professionals as being crucial for correct human nutrition, the primary source of them is limited and finite. As the global population continues to increase, so does demand, and oceanic sources of fish oils are even now insufficient to ensure every person on this planet receives the recommended daily amount of these vital nutrients. In an effort to solve this problem, [***] based at Rothamsted Research, has embarked on an ambitious programme to genetically engineer plants with the capacity to make these health-beneficial omega-3 fish oils, which no plants normally make. Perhaps surprisingly, fish don’t actually make omega-3 fish oils, instead it is marine microbes such as algae which make them (with fish just accumulating them through their diet). We identified the [***] and introduced them into plants. By adding [***] it was possible to engineer plants to do something that they cannot normally do – make omega-3 fish oils.
As a consequence of over fifteen years’ dedicated effort, Rothamsted has now generated [***] – this is equivalent to (or better) than levels found in oceanically-sourced fish oils. Our plant-based source of omega-3 fish oils can contribute to both better human nutrition (helping to reduce the risk of CVD) and also relieving pressure on global fish stocks. In addition, this new source of omega-3 oils can help solve the sustainability problems being faced by the aquaculture (fish-farming) industry, who use the vast majority of all oceanically sourced fish oils.
The stage is now set to move this proven prototype out of a research phase and onto a commercialisation path.
Market Opportunity
The omega-3 fish oils market is currently an approximate 1 million metric tonnes supplied almost exclusively from marine sources such as anchovy. Around 80% of annual supply is utilised as an ingredient in aquafeed, with the balance utilised for direct human consumption in markets that include dietary supplements, pharmaceuticals and infant nutrition. Based on current commodity prices, the total revenue of global omega-3 fish oil businesses is in excess of $3 billion per annum.
Currently constraining growth in this sector, extraction of marine-sourced omega-3 fish oils are regulated by strict quotas to protect against over-fishing. Furthermore, with the growing awareness of the negative impact of human activities on our oceans, alternatives with reduced environmental footprint compared to commercial fishing fleets are desirable, as are new sources of omega-3 fish oils which are more sustainable. From the consumer’s perspective, a product that is both health-beneficial and environmentally-responsible is becoming more and more important.

As a result, there is a strong market need for new non-marine sources of omega-3 fish oils to meet growing supply requirements from both aquafeed and human consumption markets.
The Rothamsted Omega-3 Programme
Progress achieved by Rothamsted:
•[***]
The project is ready for progression from late-stage research to a commercial development programme that includes both agricultural de-regulation and feed ingredient de-regulation. It is assumed that the commercial development programme would be based in a geographic area that is more amenable to, and accepting of, GM crops most likely the [***] The primary market for the resulting plant-derived omega-3 fish oils would be aquaculture, initially focussed on [***]
Rothamsted has investigated in some detail the development timelines and related budget to ready the project for commercial launch in the aquafeed market assuming agricultural development in N. America. The timelines anticipate commercial launch in either [***] and a relatively modest development budget, which can be broken down into two phases: 1) selection of lead event (i.e. best performing plant) 2) regulatory approval, with the bulk of costs being associated with the latter.
Programme of Research.

Purpose: [***]
Previously we have identified a [***] that direct the seed-specific accumulation of EPA and DHA in Camelina. Whilst there are some possibilities that the resulting constructs and lines could be commercialised, this would require third party licenses. However, we believe that we can improve on that benchmark (defined in our peer-reviewed publication Han et al., 2020) as well as avoiding third-party IP and have embarked on further rounds of iteration to elevate the levels of EPA and DHA. Additional enhancements are envisaged including [***]. The current status of the programme is shown graphical in the attached Gannt chart and defined below. For clarity, whilst the chart shows both past and future activities, the narrative below is for the next [***], commencing [***]. Several pre-existing resources have previously been generated, most notably a library of “parts” (i.e. genes and regulatory elements) which have also been assembled (via Golden Gate) into transformation-ready binary vectors for introduction into Camelina. Please note that timings are considered to be realistic estimates, but subject to variation as a consequence of working with biological material and their interaction with environmental factors during field trials. Also these timelines do not reflect current restrictions arising from Covis-19, though it is hoped that these will have been lifted by [***].

[***]

[***]

[***]

[***]

[***]

Rothamsted Research (RRes) Camelina-based Omega-3 fish oil commercial development timeline – past & future (to be read in conjunction with the associated Research Plan)

[***]

FIRST AMENDMENT TO OPTION AGREEMENT
This First Amendment to Option Agreement (the “Amendment”), effective as of (“Amendment Effective Date”), is made by and between ROTHAMSTED RESEARCH LIMITED a company limited by guarantee incorporated and registered in England and Wales with company number 2393175 and a not for profit charity with charity number 802038, whose registered office is at West Common, Harpenden, Hertfordshire AL5 2JQ, United Kingdom (“ROTHAMSTED”) and YIELD10 BIOSCIENCE INC., a corporation organized under the laws of the State of Delaware having offices at 19 Presidential Way, Woburn, MA 01801 (hereafter “COMPANY”). ROTHAMSTED and COMPANY may sometimes be referred to herein as a “PARTY” or “PARTIES” as the case may be.
WHEREAS, the PARTIES entered into an Option Agreement effective as of November 12, 2020 (the “Option Agreement”);
WHEREAS, the PARTIES entered into a Collaboration Agreement effective as of November 12, 2020 (the “Collaboration Agreement”);
WHEREAS, due to a Force Majeure Event (as defined in the Collaboration Agreement) ROTHAMSTED was unable to complete the work plan outlined in Annex 1 of the Collaboration Agreement;
WHEREAS, the PARTIES are entering into a First Amendment to Collaboration Agreement on even date herewith; and
WHEREAS, the PARTIES desire to amend the Option Agreement in accordance with Section 6.12 thereof.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the PARTIES agree to amend the Option Agreement as follows.
1.Capitalized terms not otherwise defined herein will have the meaning given to them in the Option Agreement.
2.Revision to Article 1 (DEFINITIONS).
•Section 1.12 is hereby deleted in its entirety and replaced with the following:
“OPTION PERIOD” means the period commencing on the EFFECTIVE DATE of this AGREEMENT (i.e., November 12, 2020) and ending on the later of (a) three (3) years thereafter, i.e., the third anniversary of the Effective Date, such period extendable by additional periods of up to one year with the prior written agreement of the PARTIES and (b) thirty (30) days after receipt of all PART B PROGRESS REPORTS and the PART B FINAL REPORT (each as defined in the Collaboration Agreement).
3.Revisions to Article III (PAYMENTS AND FEES)
•Section 3.01 is hereby amended to add the following sentence at the end of the first sentence:

“The Parties acknowledge and agree that as of the Amendment Effective Date all payments other than Payment 8 due under this Section 3.01 have been paid in full and that no further payments under this Section 3.01 other than Payment 8 will be due to ROTHAMSTED upon completion of the Project.”
•The fourth row of the table in Section 3.01 is hereby deleted in its entirety and replaced with the following:

[***]	[***]

4.Rothamsted Technology. The Parties agree that Appendix A (Rothamsted Technology) to the Option Agreement shall be deleted in its entirety and replaced with Appendix A attached hereto.
5.Revisions to Article VI (GENERAL).
•Section 6.10 (Notices) is hereby deleted in its entirety and replaced with the following: “6.10.1 A notice given to a Party under or in connection with this Agreement:
6.10.1.1 shall be in writing and in English;
6.10.1.2 shall be signed by or on behalf of the Party giving it;
6.10.1.3 shall be sent to the party for the attention of the contact and at the address, email address listed in Section 6.10.2, or such other address, email address as that Party may notify in accordance with Section 6.10.2.3;
6.10.1.4 shall be sent by a method listed in Section 6.10.3; and
6.10.1.5 unless proved otherwise is deemed received as set out in Section 6.10.3 if prepared and sent in accordance with this Section.
6.10.2 The addresses and email addresses for service of notices are:
6.10.2.1 Rothamsted Research Limited
a) Address: Rothamsted Research Limited, West Common, Harpenden, Hertfordshire, AL5 2JQ, United Kingdom
b) For the attention of: [***]
c) e-mail to [***] and [***]
6.10.2.2 Yield 10 Bioscience Inc.

a) Address: 19 Presidential Way, Woburn, 01801 MA, USA
b) For the attention of: [***]
c) Email address(es): [***]
6.10.2.3 A party may change its details above by giving notice, the change taking effect for the Party notified of the change at 9.00 am on the later of:
a) the date, if any, specified in the notice as the effective date for the change; or
b) the date five Business Days after deemed receipt of the notice.
6.10.3 This Section 6.10.3 sets out the delivery methods for sending a notice to a Party under this Agreement and, for each delivery method, the date and time when the notice is deemed to have been received:
6.10.3.1 if delivered by hand, at the time the notice is left at the address; or
6.10.3.2 if sent by pre-paid first class post or other next working day delivery service providing proof of postage, at 9.00 am on the second Business Day after posting; or
6.10.3.3 if sent by pre-paid airmail providing proof of postage at 9.00 am on the fifth Business Day after posting; or
6.10.3.4 if sent by email, at the time of transmission, provided that no ‘failed delivery’ message has been issued by the recipient or received by the sender.
If deemed receipt under Section 6.10.3.4 would occur outside business hours in the place of receipt, it shall be deferred until business hours resume. In this Section 6.10.3.4, business hours means 9.00 am to 5.00 pm on a Business Day in the place of receipt.
6.10.4 Section 6.10 does not apply to the service of any proceedings or other documents in any legal action or, where applicable, any arbitration or other method of dispute resolution.”
6.Upon its execution and delivery, this Amendment shall amend, modify and supersede, to the extent of any inconsistencies, the provisions of the Option Agreement. Except as expressly modified by this Amendment, the Option Agreement shall remain in full force and effect.
7.The Option Agreement, this Amendment, the Collaboration Agreement and the First Amendment to Collaboration Agreement embody the entire understanding of the PARTIES and there are no promises, terms, conditions or obligations, oral or written, expressed or implied, other than those contained in the Option Agreement and this Amendment.
8.This Amendment may be executed in one or more counterparts by the PARTIES by signature of a person having authority to bind the PARTY, each of which when executed and delivered by facsimile, electronic transmission or by mail delivery, will be an original and all of which shall constitute but one and the same instrument.
9.General. All provisions of the Option Agreement regarding third party rights, signing by counterparts, amendments/variations, governing law and jurisdiction and other general provisions shall apply to this Amendment as if set out in full and so that references in those provisions to ‘this agreement’ shall be construed as references to this Amendment.
[Schedule to follow]

Appendex A Rothamsted Technology
Patent Rights

Case Ref.	Reference	Title	Country	Application No.	Application Date	Priority date	Case Status

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]					[***]

[***]	[***]	[***]					[***]

[Signature page follows.]

IN WITNESS WHEREOF, the PARTIES have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

ROTHAMSTED RESEARCH LIMITED	YIELD10 BIOSCIENCE, INC.
By:	By:
NAME: [***]	NAME: [***]
TITLE: [***]	TITLE: [***]

FIRST AMENDMENT TO COLLABORATION AGREEMENT
This First Amendment to Collaboration Agreement (the “Amendment”), effective as of 09 November 2022 | 07:54:32 PST
(“Amendment Effective Date”), is made by and between ROTHAMSTED RESEARCH LIMITED a company limited by guarantee incorporated and registered in England and Wales with company number 2393175 and a not for profit charity with charity number 802038, whose registered office is at West Common, Harpenden, Hertfordshire AL5 2JQ, United Kingdom (“ROTHAMSTED”) and YIELD10 BIOSCIENCE INC., a corporation organized under the laws of the State of Delaware having offices at 19 Presidential Way, Woburn, MA 01801 (hereafter “COMPANY”). ROTHAMSTED and COMPANY may sometimes be referred to herein as a “PARTY” or “PARTIES” as the case may be.
WHEREAS, the PARTIES entered into a Collaboration Agreement effective as of November 12, 2020 (the “Collaboration Agreement”);
WHEREAS, the PARTIES entered into an Option Agreement effective as of November 12, 2020 (the “Option Agreement”);
WHEREAS, due to a Force Majeure Event ROTHAMSTED was unable to complete the work plan outlined in Annex 1 of the Collaboration Agreement;
WHEREAS, the PARTIES are entering into a First Amendment to Option Agreement on even date herewith; and
WHEREAS, the PARTIES desire to amend the Collaboration Agreement in accordance with Section 19 thereof.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the PARTIES agree to amend the Collaboration Agreement as follows.
1.Capitalized terms not otherwise defined herein will have the meaning given to them in the Collaboration Agreement.
2.Revision to Clause 3 (Project Management).
•Clause 3.5 is hereby added as follows:
“The Parties acknowledge and agree that as of the Amendment Effective Date all work on the Project has been completed other than as set forth in Annex 1 – Part B.”
3.Revision to Clause 5 (Fees and Expenses).
•Clause 5.2 is hereby added as follows.
“The Parties acknowledge and agree that as of the Amendment Effective Date the funding for the Project has been paid in full other than Payment 8 (as set forth in Section 3.01 of the Option Agreement) and that no payments will be due to Rothamsted for completing the

Project as set forth in Annex 1 – Part B other than Payment 8 (as set forth in Section 3.01 of the Option Agreement).”
4.Revision to Clause 12 (Term and Termination).
•Clause 12.1 is hereby deleted in its entirety and replaced with the following:
“Term. Unless earlier terminated as permitted by this Agreement, the term of this Agreement (the “Term”) will commence upon the Effective Date and continue in full force and effect until the expiration or termination of the Option Agreement.”
5.Revisions to Clause 13 (Consequences of Termination).
•Clause 13.2.2 is hereby amended to include clauses 1.2-1.6 and 11 as surviving clauses.
•Clause 13.2.3 is hereby deleted.
6.Annex 1 is hereby renamed “Annex 1 – Part A”.
7. “Annex 1 – Part B” attached hereto is hereby added to the Collaboration Agreement following Annex 1 – Part A.
8.Revisions to Clause 28 (Notices).
•Clause 28 is hereby deleted in its entirety and replaced with the following:
“28.1 A notice given to a Party under or in connection with this Agreement:
28.1.1 shall be in writing and in English;
28.1.2 shall be signed by or on behalf of the Party giving it;
28.1.3 shall be sent to the party for the attention of the contact and at the address, email address listed in clause 28.2, or such other address, email address as that Party may notify in accordance with clause 28.2.3;
28.1.4 shall be sent by a method listed in clause 28.3; and
28.1.5 unless proved otherwise is deemed received as set out in clause 28.3 if prepared and sent in accordance with this clause.
28.2 The addresses and email addresses for service of notices are:
28.2.1 Rothamsted Research Limited
a) Address: Rothamsted Research Limited, West Common, Harpenden, Hertfordshire, AL5 2JQ, United Kingdom
b) For the attention of: [***]
c) e-mail to [***] and [***]
28.2.2 Yield 10 Bioscience Inc.
a) Address: 19 Presidential Way, Woburn, 01801 MA, USA

b) For the attention of: [***]
c) Email address(es): [***]
28.2.3 A party may change its details above by giving notice, the change taking effect for the Party notified of the change at 9.00 am on the later of:
a) the date, if any, specified in the notice as the effective date for the change; or
b) the date five Business Days after deemed receipt of the notice.
28.3 This clause 28.3 sets out the delivery methods for sending a notice to a Party under this Agreement and, for each delivery method, the date and time when the notice is deemed to have been received:
28.3.1 if delivered by hand, at the time the notice is left at the address; or
28.3.2 if sent by pre-paid first class post or other next working day delivery service providing proof of postage, at 9.00 am on the second Business Day after posting; or 28.3.3 if sent by pre-paid airmail providing proof of postage at 9.00 am on the fifth Business Day after posting; or
28.3.4 if sent by email, at the time of transmission, provided that no ‘failed delivery’ message has been issued by the recipient or received by the sender.
If deemed receipt under clause 28.3.4 would occur outside business hours in the place of receipt, it shall be deferred until business hours resume. In this clause 28.3.4, business hours means 9.00 am to 5.00 pm on a Business Day in the place of receipt.
28.4 Clause 28 does not apply to the service of any proceedings or other documents in any legal action or, where applicable, any arbitration or other method of dispute resolution.”
9.Upon its execution and delivery, this Amendment shall amend, modify and supersede, to the extent of any inconsistencies, the provisions of the Collaboration Agreement. Except as expressly modified by this Amendment, the Collaboration Agreement shall remain in full force and effect.
10.The Collaboration Agreement, this Amendment, the Option Agreement and the First Amendment to Option Agreement embody the entire understanding of the PARTIES and there are no promises, terms, conditions or obligations, oral or written, expressed or implied, other than those contained in the Collaboration Agreement and this Amendment.
11.This Amendment may be executed in one or more counterparts by the PARTIES by signature of a person having authority to bind the PARTY, each of which when executed and delivered by facsimile, electronic transmission or by mail delivery, will be an original and all of which shall constitute but one and the same instrument.
12.General. All provisions of the Collaboration Agreement regarding third party rights, signing by counterparts, amendments/variations, governing law and jurisdiction and other general provisions shall apply to this Amendment as if set out in full and so that references in those provisions to ‘this agreement’ shall be construed as references to this Amendment.
[Signature page follows.]

IN WITNESS WHEREOF, the PARTIES have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

ROTHAMSTED RESEARCH LIMITED	YIELD10 BIOSCIENCE, INC.
By:	By:
NAME: [***]	NAME: [***]
TITLE: [***]	TITLE: [***]

Annex 1 – Part B

Project Title	Camelina-based Omega-3 fish oil development
Project Start Date	Amendment Effective Date
Estimated Project End Date	[***]
Rothamsted Scientific Leaders	[***]
Industry Partner Scientific	[***]
Location of work	Rothamsted Research
Technical objectives of the Project	[***]
Work Plan and allocation of tasks by Party	See below.
Milestones (including delivery dates)	See below.
Rothamsted Deliverables
(a) On a quarterly basis (beginning on the [***] anniversary of the Amendment Effective Date and continuing until the completion of the Project) Rothamsted shall provide within [***] of the end of the applicable quarter a written progress report summarizing the studies performed and a copy of the results obtained during the immediately prior quarter (“PART B PROGRESS REPORT”). (b)Within [***] of the completion of the Project a written report summarizing all of the studies performed and a copy of all of the results of the Project (“PART B FINAL REPORT”).

Industry Partner Deliverables	None
Background that each partner brings to the Project		Rothamsted	Industry Partner
	Know-How	[***]	[***]
	Materials	[***]	None
	Other	None	None
Biological Materials	See below.
Total cost of Part B of the Project to be paid as set forth in the Option Agreement	[***]

Work Plan/Milestones
Purpose: [***]
Previously we have identified [***] that direct the seed-specific accumulation of EPA and DHA in Camelina. Whilst there are some possibilities that the resulting constructs and lines could be commercialised, this would require third party licenses. However, we believe that we can improve on that benchmark (defined in our peer-reviewed publication Han et al., 2020) as well as avoiding third-party IP and have embarked on further rounds of iteration to elevate the levels of EPA and DHA. Additional enhancements are envisaged including [***]. The current status of the programme is shown graphical in the attached Gannt chart and defined below. For clarity, whilst the chart shows both past and future activities, the narrative below is for the next [***], commencing [***]. Several pre-existing resources have previously been generated, most notably a library of “parts” (i.e. genes and regulatory elements) which have also been assembled (via Golden Gate) into transformation-ready binary vectors for introduction into Camelina. Please note that timings are considered to be realistic estimates, but subject to variation as a consequence of working with biological material and their interaction with environmental factors during field trials. Also these timelines do not reflect current restrictions arising from Covid-19, though it is hoped that these will have been lifted by [***].
[***]
[***]
[***]
[***]
[***]
Updated Programme – [***]
Although potential problems resulting from the Covid19 pandemic were anticipated in the Original Programme of Work executed in [***], the extent of this was significantly underestimated both in terms of direct access to Rothamsted infrastructure (laboratories etc) and provision of CRO services such as gene synthesis and construct assembly; many of these companies (including our trusted supplier Genscript), are based in China and experienced significant interruption to normal business functions . The latter particularly impacted on the generation of the [***], which also encountered some technical challenges associated with the Golden Gate assembly – this activity was scheduled for completion by [***] but this was not delivered until [***]. This had a knock-on delay for all the subsequent activities. Consequently, the following revised work plan has been generated. For clarity, this revised timeline starts from the delivery of the [***].
[***]
[***]
[***]

Task	Description	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1	[***]
2	[***]
3	[***]
4	[***]
5	[***]

6	[***]
7	[***]
8	[***]
9	[***]